Exhibit 10.3

AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT, WAIVER AND CONSENT
THIS AGREEMENT NO. 9 TO LOAN AND SECURITY AGREEMENT, WAIVER AND CONSENT (this “Agreement”) is made as of April 28, 2017 by and among KEMET ELECTRONICS CORPORATION, a Delaware corporation (“KEC”), KEMET FOIL MANUFACTURING, LLC, a Delaware limited liability company (“KEMET Foil”), KEMET BLUE POWDER CORPORATION, a Nevada corporation (“KEMET Blue”), THE FOREST ELECTRIC COMPANY¸ an Illinois corporation (“FELCO” and, together with KEC, KEMET Foil and KEMET Blue, each individually, a “U.S. Borrower” and, collectively, “U.S. Borrowers”), KEMET ELECTRONICS MARKETING (S) PTE LTD., a Singapore corporation (“Singapore Borrower” and, together with U.S. Borrowers, each individually, a “Borrower” and, collectively, “Borrowers”), the financial institutions party hereto as lenders (collectively, “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, Lenders and Agent have entered into a Loan and Security Agreement, dated as of September 30, 2010 (as amended, restated, renewed, extended, substituted, modified and otherwise supplemented from time to time, the “Loan Agreement”), and certain other Loan Documents (as defined in the Loan Agreement);
WHEREAS, Borrowers have advised Agent and Lenders that U.S. Borrower has acquired a 66% interest in TOKIN Corporation, a Japanese corporation, formerly known as NEC TOKIN Corporation (“TOKIN”), pursuant to a certain Definitive NEC TOKIN Stock Purchase Agreement entered into as of February 23, 2017 (the “TOKIN Acquisition Agreement”) among TOKIN, KEC, and NEC Corporation, a Japanese Corporation, resulting in KEC owning 100% of TOKIN (the “TOKIN Acquisition”), and, as part of the TOKIN Acquisition, TOKIN made intercompany loans to KEC in an aggregate principal amount of approximately U.S. $210 million (the “TOKIN Loans”);
WHEREAS, contemporaneously with the effectiveness of this Agreement, (i) Parent and KEC shall enter into a Term Loan Credit Agreement with Bank of America, N.A., as administrative agent and collateral agent, and certain other lenders party thereto in the initial aggregate principal amount of $345,000,000 (the “Term Loan Credit Agreement”), (ii) Parent shall irrevocably deposit funds to effectuate the redemption of the Senior Notes and deliver to the trustee an irrevocable notice of redemption for the redemption of all of the

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Senior Notes (all of the foregoing, together with the TOKIN Acquisition and the TOKIN Loans, referred to herein as the “Subject Transactions”);
WHEREAS, Borrowers have requested that Agent and Lenders consent to and waive any provisions of the Loan Agreement that may prohibit or be violated by the Subject Transactions; and
WHEREAS, Borrowers have requested that Agent and Lenders agree to amend certain provisions of the Loan Agreement, and Agent and Lenders are willing to do so, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. DEFINITIONS.
Capitalized terms used and not defined in this Agreement shall have the respective meanings given them in the Loan Agreement.
SECTION 2. ACKNOWLEDGMENTS.
Acknowledgment of Obligations. Each Borrower hereby acknowledges, confirms and agrees that as of April 28, 2017, U.S. Borrowers are jointly and severally indebted to Agent and Lenders in respect of the Revolver Loans in the principal amount of $0 and in respect of LC Obligations in the amount of $0, and Singapore Borrower is indebted to Agent and Lenders in respect of the Revolver Loans in the principal amount of US$0. All such amounts, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by each Borrower to Agent and Lenders, are unconditionally owing by such Borrower to Agent and Lenders in accordance with the terms of the Loan Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever.
Acknowledgment of Security Interests. Each Borrower hereby acknowledges, confirms and agrees that Agent, for the benefit of Secured Parties, has and shall continue to have valid, enforceable and perfected first priority Liens, subject to Permitted Liens, upon and security interests in the Collateral of such Borrower granted prior to the date hereof to Agent, for the benefit of Secured Parties, pursuant to the Loan Documents or otherwise granted prior to the date hereof to or held by Agent, for the benefit of Secured Parties, and upon and in which Agent, for the benefit of Secured Parties, prior to the date hereof had perfected first priority Liens and security interests.
Binding Effect of Documents. Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of such Borrower contained in the Loan Documents and in this Agreement constitute the legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, and such Borrower has no valid defense to the enforcement of such obligations, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of

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creditors generally and to the effect of general principles of equity whether applied by a court of law or equity, and (c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.
SECTION 3. WAIVER AND CONSENT IN RESPECT OF THE SUBJECT TRANSACTIONS
3.1    Borrowers and the other Obligors have requested that Agent and the Lenders waive the application of any provision of the Loan Agreement and each other Loan Document that may prohibit or be violated by the Subject Transactions and consent to the Subject Transactions.
3.2    Subject to the terms and conditions set forth herein, Agent and the Required Lenders hereby (i) waive the application each provision of the Loan Agreement and each other Loan Document that may prohibit or be violated by the Subject Transactions, (ii) consent to the Subject Transactions, and (iii) waive any Default or Event of Default that may have occurred as a result of the Subject Transactions.
SECTION 4. AMENDMENTS
4.1    Section 1.1 of the Loan Agreement is hereby amended to delete the following defined terms therefrom: “”Consolidated Interest Expense”; “Indenture Trustee”; “Senior Notes”; “Senior Notes Collateral”; “Senior Notes Documents”; and “Senior Notes Indenture”.
4.2    Section 1.1 of the Loan Agreement is hereby amended to insert the following new defined terms in the appropriate alphabetical order:
“Amendment No. 9 Effective Date: April 28, 2017.”
“Commodity Exchange Act: the Commodity Exchange Act (7 U.S.C. § 1 et seq.).”
“Designated Term Loan Hedging Agreement: each Hedging Agreement entered into by an Obligor that is designated in writing by such Obligor, and acknowledged by Agent and Term Agent, to be a Designated Interest Rate Protection Agreement (as defined in the Term Loan Credit Agreement) and be treated as Obligations (as defined in the Term Loan Creditor Agreement) under the Term Loan Credit Agreement that are secured by the Security Documents (as defined in the Term Loan Credit Agreement).”
“Excluded Swap Obligation: with respect to an Obligor, each Swap Obligation as to which, and only to the extent that, such Obligor's guaranty of or grant of a Lien as security for such Swap Obligation is or becomes illegal under the Commodity Exchange Act because the Obligor does not constitute an “eligible contract participant” as defined in the act (determined after giving effect to any keepwell, support or other agreement for the benefit of such Obligor and all guarantees of Swap Obligations by other Obligors) when such guaranty or grant of Lien becomes effective with respect to the Swap Obligation. If a Hedging Agreement governs more than one Swap Obligation, only the Swap Obligation(s) or portions thereof described in the foregoing sentence shall be Excluded Swap Obligation(s) for the applicable Obligor.”
“Incremental Term Loan: any additional loans made by lenders under the Term Loan Credit Agreement pursuant to Section 2.15 of the Term Loan Credit Agreement.”

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“Initial Term Loan: as defined in the Term Loan Credit Agreement.”
“Intercreditor Agreement: that certain Intercreditor Agreement, in the form of Exhibit F, dated as of the Amendment No. 9 Effective Date, by and among Agent and Bank of America, N.A. as administrative agent and collateral agent under the Term Loan Credit Agreement, as the same may be amended, amended and restated modified, supplemented, extended or renewed from time to time in accordance with the terms hereof.”
“Interest Expense: as defined in the Term Loan Credit Agreement.”
“Japanese ABL Share Pledge Agreement: that certain Share Pledge Agreement, dated April 28, 2017, between KEC and Agent, with respect to KEC’s grant of a Lien to Agent in 65% of the Equity Interests in KEC’s Foreign Subsidiaries organized in Japan, as the same may be amended, amended and restated modified, supplemented, extended or renewed from time to time in accordance with the terms hereof.”
“Parallel Debt: in relation to an Underlying Debt, an obligation to pay to the Agent an amount equal to (and in the same currency as) the amount of the Underlying Debt.”
“Qualified ECP: an Obligor with total assets exceeding $10,000,000, or that constitutes an "eligible contract participant" under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” under Section 1a(18)(A)(v)(II) of such act.”
“Refinancing Notes: as defined in the Term Loan Credit Agreement.”
“Refinancing Term Loan Amendment: as defined in the Term Loan Credit Agreement.”
“Refinancing Term Loans: as defined in the Term Loan Credit Agreement.”
“Revolver Priority Collateral: shall have the meaning assigned to the term “ABL Priority Collateral” in the Intercreditor Agreement.”
“Specified Obligor: an Obligor that is not then an "eligible contract participant" under the Commodity Exchange Act (determined prior to giving effect to Section 5.11).”
“Swap Obligations: with respect to an Obligor, its obligations under a Hedging Agreement that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.”
“Term Agent: Bank of America, N.A., in its capacity as administrative agent and collateral agent under the Term Documents, and any successor administrative agent or collateral agent under the Term Loan Credit Agreement.”
“Term Documents: the “Credit Documents” as defined in the Term Loan Credit Agreement.”
“Term Loans: as defined in the Term Loan Credit Agreement.”

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“Term Loan Credit Agreement: (a) the Term Loan Credit Agreement entered into as of the Amendment No. 9 Effective Date by and among Parent, KEC, the lenders party thereto in their capacities as lenders thereunder, the Term Agent and the other agents and parties party thereto from time to time, and (b) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation that has been incurred to extend (subject to the limitations set forth herein and in the Intercreditor Agreement) or refinance in whole or in part the Indebtedness and other obligations outstanding under (i) the credit agreement referred to in clause (a) or (ii) any subsequent Term Loan Credit Agreement, unless such agreement or instrument expressly provides that it is not intended to be and is not a Term Loan Credit Agreement hereunder. Any reference to the Term Loan Credit Agreement hereunder shall be deemed a reference to any Term Loan Credit Agreement then in existence.”
“TOKIN Acquisition: the acquisition of TOKIN Corporation by KEC pursuant to that certain Definitive NEC TOKIN Stock Purchase Agreement entered into as of February 23, 2017.”
“TOKIN Loan Documents: the loan agreements, notes, and instruments evidencing the TOKIN Loans.”
“TOKIN Loans: certain intercompany loans made by TOKIN Corporation to KEC in connection with the TOKIN Acquisition in an aggregate principal amount of approximately U.S. $210 million.”
“Underlying Debt: with respect to any Obligor at any time, all Obligations owing by such Obligor to the Secured Parties.”
4.3    The definition of “Applicable Margin” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Applicable Margin: with respect to any Type of Revolver Loan, the margin set forth below, as determined by the Fixed Charge Coverage Ratio for the last Fiscal Quarter:

Level	Fixed Charge Coverage Ratio	U.S. Base Rate Revolver Loans	U.S. LIBOR Revolver Loans	Singapore Base Rate Revolver Loans	Singapore LIBOR Revolver Loans
I	< 1.10	1.25%	2.25%	1.50%	2.50%
II	> 1.10 < 1.50	1.00%	2.00%	1.25%	2.25%
III	> 1.50	0.75%	1.75%	1.00%	2.00%

Until the receipt by Agent pursuant to Section 10.1.2 of the financial statements and corresponding Compliance Certificate for the Fiscal Quarter ending December 31, 2016, margins shall be determined as if Level III were applicable. Thereafter, the margins shall be subject to increase or decrease upon receipt by Agent pursuant to Section 10.1.2 of the financial statements and corresponding Compliance Certificate for the last Fiscal Quarter, which change shall be effective on the first day of the calendar month following receipt. If, by the first day of a month, any financial statements and Compliance Certificate due in the preceding month

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have not been received, then, at the option of Agent or Required Lenders, the margins shall be determined as if Level I were applicable, from such day until the first day of the calendar month following actual receipt.”
4.4    The definition of “Bank Product” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Bank Product: any of the following products, services or facilities extended to any Obligor or Subsidiary by Bank of America or any of its Affiliates: (a) Cash Management Services; (b) products under Hedging Agreements; (c) commercial credit card and merchant card services; and (d) leases and other banking products or services as may be requested by any Obligor or Subsidiary, other than Letters of Credit. Notwithstanding the foregoing, in no event shall any (i) Designated Term Loan Hedging Agreements constitute a Bank Product under this Agreement and (ii) agreement evidencing any Excluded Swap Obligation with respect to a Subsidiary Obligor constitute a Bank Product with respect to such Subsidiary Obligor.”
4.5    The definition of “Bank Product Debt” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Bank Product Debt: Debt and other obligations of an Obligor or Subsidiary relating to Bank Products; provided, that Bank Product Debt of an Obligor shall not include its Excluded Swap Obligations.”
4.6    The definition of “Borrowed Money” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Borrowed Money: with respect to any Obligor, without duplication, its (a) debt that (i) arises from the lending of money by any Person to such Obligor, including, without limitation, the Term Loans, (ii) is evidenced by notes, drafts, bonds, debentures, credit documents or similar instruments, (iii) accrues interest or is a type upon which interest charges are customarily paid (excluding trade payables owing in the Ordinary Course of Business), or (iv) was issued or assumed as full or partial payment for Property; (b) Capital Leases; (c) reimbursement obligations with respect to letters of credit; and (d) guaranties of any Debt of the foregoing types owing by another Person.”
4.7    The definition of “Change of Control” set forth in Section 1.1 of the Loan Agreement is hereby amended to delete the word “or” appearing at the end of clause (c) thereof, replacing the period at the end of clause (d) thereof with “; or” and to insert the following immediately after clause (d) of such definition:
“(e) a “change of control” (or similar event) shall occur under the Term Loan Credit Agreement”
4.8    The definition of “Commitment Termination Date” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Commitment Termination Date: the earliest to occur of (a) the Revolver Termination Date; (b) the date on which Borrowers terminate the Revolver Commitments pursuant to

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Section 2.1.4; or (c) the date on which the Revolver Commitments are terminated pursuant to Section 11.2”
4.9    The definition of “Covenant Testing Trigger Period” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Covenant Testing Trigger Period: the period (a) commencing on the earliest day that (i) an Event of Default occurs, (ii) Aggregate Availability is less than the greater of (A) 10.0% of the aggregate Revolver Commitments at such time and (B) $7,500,000, or (iii) U.S. Availability is less than $3,750,000; and (b) continuing until, during the preceding forty-five (45) consecutive days, (i) no Event of Default has existed, (ii) Aggregate Availability has been greater than the greater of (A) 10.0% of the aggregate Revolver Commitments and (B) $7,500,000 at all times, and (iii) U.S. Availability has been greater than $3,750,000 at all times.”
4.10    The definition of “EBITDA” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“EBITDA: for any period, for Parent and its Subsidiaries on a consolidated basis, an amount equal to net income for such period plus (a) the following to the extent deducted in calculating such net income, without duplication: (i) Interest Expense for such period; (ii) the provision for federal, state, local and foreign income taxes payable by Parent and its Subsidiaries for such period; (iii) the amount of depreciation and amortization expense for such period; (iv) all non-cash impairment charges (to the extent not captured in amortization) for such period; (v) non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of Parent and its Subsidiaries; (vi) all non-cash expenses attributable to minority interests in Subsidiaries; (vii) all other non-cash charges (which, for the avoidance of doubt, shall not include write downs of Inventory); (viii) non-cash losses from foreign currency translations; (ix) fees, expenses or charges relating to the preparation, negotiation and delivery of, and the closing of the financing transactions contemplated by, the Loan Documents and the Term Documents; (x) Net Restructuring Charges (if the result of the calculation of Net Restructuring Charges is positive); (xi) losses in respect of any Asset Disposition by Parent and its Subsidiaries (net of fees and expenses relating to the transaction giving rise thereto), on an after-tax basis; (xii) any net losses attributable to the early extinguishment of Debt; and (xiii) any expenses or charges related to any equity offering, any Investment permitted hereunder, any recapitalization or Debt permitted hereunder (whether or not successful), the issuance of the Term Loans, or the entering into of this Agreement and the issuance of Revolver Loans; and minus (b) the following to the extent included in calculating such net income, without duplication: (i) non-cash gains from foreign currency translations to the extent included in calculating such net income for such period; (ii) all non-cash items increasing net income for such period; (iii) Net Restructuring Charges (if the result of the calculation of Net Restructuring Charges is negative); (iv) gains in respect of any Asset Disposition by Parent and its Subsidiaries (net of fees and expenses relating to the transaction giving rise thereto), on an after-tax basis; and (v) any net gains attributable to the early extinguishment of Debt.”
4.11    The definition of “Equipment Appraisal” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

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“Equipment Appraisal: with respect to Equipment owned by U.S. Borrower as of the Amendment No. 9 Effective Date, a written appraisal of such Equipment delivered to Agent, in form, scope and methodology, and by an appraiser, reasonably acceptable to Agent, addressed to Agent and upon which Agent and Lenders are expressly permitted to rely; provided, that there shall be no more than one (1) Equipment Appraisal in any Loan Year and each Equipment Appraisal shall be at Borrowers’ sole cost and expense, provided, further, that if an Equipment Appraisal is initiated during a Default or Event of Default, all charges, costs and expenses therefor shall be reimbursed by Borrowers without regard to such limit. The foregoing shall not in any way limit Agent’s ability to conduct appraisals or examinations of the Equipment at Agent’s sole cost or expense.”
4.12    The definition of “Equipment Formula Amount” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Equipment Formula Amount: as of any date of determination, an amount equal to the lesser of (i) $6,000,000 and (ii) 85% of the lesser of (a) the net orderly liquidation Value of Eligible Equipment, as reduced on the first day of each Fiscal Quarter occurring after October 1, 2017 in an amount equal to one-twentieth (1/20) of such appraised value (the “Equipment Value Amortization”) and (b) the net orderly liquidation Value of Eligible Equipment, as determined by any updated Equipment Appraisals with respect to such Equipment received by Agent, provided, that, in connection with any Permitted Asset Disposition of any Equipment that is included in calculating the Equipment Formula Amount, the Equipment Formula Amount shall be reduced by an amount equal to 85% of the net orderly liquidation Value, as reduced by the Equipment Value Amortization at such time, of such Equipment to be disposed of.”
4.13    The definition of “Excluded Deposit Account” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Excluded Deposit Account: (a) a Deposit Account, Securities Account or commodities account that is (i) exclusively used for payroll, taxes or employee health and benefits, (ii) an escrow account, (iii) a fiduciary, pension, 401(K), or trust account, or (iv) a zero balance account, and (b) a Deposit Account of an Obligor containing not more than $500,000 at any time; provided, that the aggregate balance of all Excluded Deposit Accounts described in this clause (b) shall not at any time exceed $1,500,000.”
4.14    The definition of “Fixed Charges” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Fixed Charges: for any period, the sum of (a) Interest Expense to the extent paid in cash during such period (net of cash interest income), plus (b) principal payments made in cash on Borrowed Money during such period (other than principal payments reducing the outstanding amounts of Borrowed Money associated with revolving, overdraft or factoring facilities unless such principal payments are accompanied by a permanent reduction in the amount available for borrowing under such facility), plus (c) Distributions, dividends and stock buybacks made in cash during such period, plus (d) the Equipment Value Amortization accrued during such period.”
4.15    The definition of “Loan Documents” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

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“Loan Documents: this Agreement, the Other Agreements, the Security Documents, and the Intercreditor Agreement.”
4.16    The definition of “Obligations” set forth in Section 1.1 of the Loan Agreement is hereby amended to delete the period appearing at the end of the first sentence of such definition and insert the following proviso immediately at the end of the first sentence such definition:
“; provided, that Obligations of an Obligor shall not include its Excluded Swap Obligations.”
4.17    The definition of “Parent Default” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Parent Default: the declaration or making by Parent of any Distribution, or the making by Parent of any Restricted Investment or any payment (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any Borrowed Money in respect of the Term Loans, which, in each case, would result in an Event of Default if such Distribution was declared or made, or such Restricted Investment or payment of Borrowed Money was to be made, by any Borrower.”
4.18    The definition of “Revolver Termination Date” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Revolver Termination Date: April 28, 2022.”
4.19    Section 5.6.1 of the Loan Agreement is hereby amended to insert the following sentence immediately at the end of such Section:
“Monies and proceeds obtained from an Obligor shall not be applied to its Excluded Swap Obligations, but appropriate adjustments shall be made with respect to amounts obtained from other Obligors to preserve the allocations in each category.”
4.20    Section 5.11.3 of the Loan Agreement is hereby amended to insert the following new clause (c) immediately after clause (b) thereof:
“(c)    Each Obligor that is a Qualified ECP when its guaranty of or grant of Liens as security for a Swap Obligation becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each Specified Obligor with respect to such Swap Obligation as may be needed by such Specified Obligor from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP's obligations and undertakings under this Section 5.11 voidable under any applicable fraudulent transfer or conveyance act). The obligations and undertakings of each Qualified ECP under this Section shall remain in full force and effect until Full Payment of all Obligations. Each Obligor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each Obligor for all purposes of the Commodity Exchange Act.”

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4.21    The second paragraph of Section 7.1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include: (a) voting Equity Interests of any Foreign Subsidiary which is a “first tier” Subsidiary of U.S. Borrower, solely to the extent that such Equity Interests represent more than 65% of the outstanding voting Equity Interests of such Foreign Subsidiary; (b) any rights or interest in any contract, lease, permit or License covering real or personal Property of any Obligor if under the terms of such contract, lease, permit or License, or Applicable Law with respect thereto, the grant of a security interest or Lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit or License and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit or License has not been obtained (provided, that, (i) the foregoing exclusions of this clause (b) shall in no way be construed (A) to apply to the extent that any described prohibition or restriction is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other Applicable Law, or (B) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or Lien notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit or License and (ii) the foregoing exclusions of clauses (a) and (b) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s or any other Secured Party’s continuing security interests in and Liens upon any rights or interests of any Obligor in or to (A) monies due or to become due under or in connection with any described contract, lease, permit, License or Equity Interests, or (B) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, License or Equity Interests); (c) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under Applicable Law, provided, that, upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral; (c) Equity Interests of any Foreign Subsidiary which is not a “first tier” Subsidiary of U.S. Borrower or which is a “first tier” Subsidiary of U.S. Borrower organized in Finland, Germany, or Canada; provided, that, upon the occurrence of a Cash Dominion Trigger Period, U.S. Borrower shall pledge to Agent the Equity Interests of each “first tier” Subsidiary of U.S. Borrower organized in Germany; (d) any interest in Real Estate; and (e) the UBS VAT Restricted Cash.”
4.22    Section 8.2.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“8.2.5     Proceeds of Collateral. Subject to the Intercreditor Agreement, each Borrower shall request in writing and otherwise take all commercially reasonable steps to cause all payments on Accounts or otherwise relating to Revolver Priority Collateral to be made directly to the applicable Dominion Account (or a lockbox relating to a Dominion Account) or a Deposit Account subject to a Deposit Account Control Agreement. If any Borrower or Subsidiary receives cash or Payment Items in excess of $100,000 in the aggregate with respect to (a) any Revolver Priority Collateral of U.S. Borrower, it shall hold same in trust for Agent and promptly (not more than four (4) Business Days after receipt) deposit the same into a Dominion Account of U.S. Borrower or a Deposit Account of U.S. Borrower subject to a Deposit Account Control Agreement or (b) any Revolver Priority Collateral of

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Singapore Borrower, it shall hold same in trust for Agent and promptly (not more than four (4) Business Days after receipt) deposit the same into a Dominion Account of Singapore Borrower.”
4.23    Section 10.1.3 of the Loan Agreement is hereby amended by amending and restating clause (l) thereof in its entirety to read as follows:
“(l) the occurrence of any default or event of default under the Term Loan Credit Agreement”
4.24    Section 10.2.1 of the Loan Agreement is hereby amended to delete the word “and” appearing at the end of clause (j) thereof, replacing the period at the end of clause (k) thereof with “;” and to insert the following immediately after clause (k) thereof:
“(l)    Debt incurred pursuant to the Term Loan Credit Agreement so long as the aggregate principal amount thereof does not to exceed $345,000,000 plus the principal amount of any Incremental Term Loans under the Term Loan Credit Agreement;
(m)     Debt under Refinancing Term Loans and/or Refinancing Notes, the Net Debt Proceeds (as defined in the Term Loan Credit Agreement) of which are applied to repay outstanding Term Loans (including principal, interest, premium, costs and expenses) in accordance with Section 5.02(c) of the Term Loan Credit Agreement, plus any fees, costs and expenses in connection with such Refinancing Term Loans; and
(n)    the TOKIN Loans as set forth in the TOKIN Loan Documents as in effect on the Amendment No. 9 Effective Date, it being acknowledged and agreed that the TOKIN Loan Documents shall be deemed to be Material Contracts under this Agreement and shall not be amended without the prior consent of Agent.”
4.25    Section 10.2.2(j) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(j)    Liens securing (i) Obligations (as defined in the Term Loan Credit Agreement) (A) under the Term Loan Credit Agreement and the other Term Documents related thereto and incurred pursuant to Section 10.2.1(l) and (B) Obligations (as defined in the Term Loan Credit Agreement) under any Designated Interest Rate Protection Agreement or Designated Treasury Services Agreement (as such terms are defined in the Term Lon Credit Agreement) that are secured by the security interests created under the Term Documents; provided, in the case of this clause (i), that the collateral agent under the Term Loan Credit Agreement shall have entered into the Intercreditor Agreement, and (ii) any Refinancing Term Loans and Refinancing Notes, subject to an Intercreditor agreement between the holder thereof and Agent, in form and substance satisfactory to Agent;”
4.26    The first sentence of Section 10.2.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Declare or make any Distributions, except Upstream Payments (including, without limitation, Upstream Payments to Parent or any Borrower solely to the extent made in connection with the TOKIN Loan Documents as in effect on the Amendment No. 9 Effective Date); or create or suffer to exist any encumbrance or restriction on the ability of a Subsidiary

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to make any Upstream Payment, except for restrictions under the Loan Documents, under Applicable Law or in effect on the Closing Date as shown on Schedule 9.1.15. ”
4.27    Section 10.2.4(6) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(6) other Distributions not in excess of $31,000,000 in the aggregate since the Amendment No. 9 Effective Date for Parent to fund Permitted Restructuring Transactions if, (a) on a pro forma basis for the thirty (30) consecutive day period immediately prior and upon giving effect thereto, Aggregate Availability is greater than or equal to 15% of the Revolver Commitments at such time, the Fixed Charge Coverage Ratio (for this purpose, after giving pro forma effect to such Distribution) is greater than or equal to 1.0 to 1.0, and U.S. Availability is greater than or equal to $5,000,000, and (b) immediately prior and upon giving effect thereto, no Default or Event of Default exists.”
4.28    Section 10.2.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“10.2.7.    Loans. Make any loans or other advances of money to any Person, except (a) advances to an officer or employee for salary, travel expenses, commissions and similar items in the Ordinary Course of Business; (b) prepaid expenses and extensions of trade credit made in the Ordinary Course of Business; (c) deposits with financial institutions permitted hereunder; (d) (i) intercompany loans by a domestic Obligor to a domestic Obligor; (ii) intercompany loans by a Subsidiary that is not an Obligor to any Subsidiary that is not an Obligor; and (iii) the TOKIN Loans; and (e) except as permitted in the foregoing clause (d) and as long as no Default, Event of Default or Overadvance exists or would be caused thereby, (i) intercompany loans by an Obligor to an Obligor, and (ii) intercompany loans among Obligors and Subsidiaries (other than intercompany loans from U.S. Borrower to Singapore Borrower) in an aggregate amount outstanding at any time not to exceed $10,000,000.”
4.29    The first sentence of Section 10.2.8 of the Loan Agreement is hereby amended to delete the word “or” appearing before clause (b) thereof and to replace the period appearing at the end of clause (b) thereof with “; or”, and inserting the following new clause (c) immediately after clause (b) thereof:
“(c) TOKIN Loans except in accordance with the TOKIN Loan Documents as in effect on the Amendment No. 9 Effective Date.”
4.30    Section 10.2.14 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“10.2.14    Restrictive Agreements. Become a party to any Restrictive Agreement, except a Restrictive Agreement (a) in effect on the Closing Date; (b) relating to secured Debt permitted hereunder, as long as the restrictions apply only to collateral for such Debt; (c) constituting customary restrictions on assignment in leases and other contracts; (d) consisting of the Term Documents; and (e) relating to the Refinancing Term Loans and/or and Refinancing Notes.”
4.31    Section 10.2 of the Loan Agreement is hereby amended to insert the following new clause 10.2.21 immediately at the end of such Section:

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“10.2.21. Crystallization Event of Japanese ABL Share Pledge. Declare or request the crystallization (i.e. fix the amount secured) of the blanket pledge (ne-shichiken) of the Pledge (as defined in the Japanese ABL Share Pledge Agreement).”
4.32    Section 11.1(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(f)    Any breach or default of an Obligor occurs under any document, instrument or agreement to which it is a party or by which it or any of its Properties is bound, relating to any Debt (other than the Obligations) in excess of $5,000,000, if the maturity of or any payment with respect to such Debt may be accelerated or demanded due to such breach; or any event of default (after giving effect to any grace or cure period) of an Obligor occurs under any Term Documents;”
4.33    Section 11.1(m) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(m)    a Change of Control occurs; or any Parent Default occurs.”
4.34    Section 14.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“14.13.     Certifications Regarding Term Documents. Borrowers certify to Agent and Lenders that neither the execution or performance of the Loan Documents nor the incurrence of any Obligations by Borrowers violates any of the Term Documents. Borrowers further certify that the Revolver Commitments and Obligations constitutes permitted Indebtedness under the Term Documents.”
4.35    The Loan Agreement is hereby amended to insert the following new Sections 14.19 and 14.20 immediately after Section 14.18 thereof:
“14.19    Parallel Debt.
(a)    Notwithstanding anything to the contrary contained in this Agreement and the other Loan Documents and for the purpose of the pledge and security rights granted and to be granted under or pursuant to the Security Documents governed by the laws of Japan, Borrowers and each other Obligor undertake to pay to the Agent, in its individual capacity as creditor in its own right and not as agent, representative or trustee, as a separate independent obligation to the Agent, the amount of its Parallel Debt.
(b)    No Person shall be obligated to pay any amount representing Parallel Debt unless and until a corresponding amount of the Underlying Debt shall have become due and payable.
(c)     To the extent any amount is paid to and received by the Agent in payment of the Parallel Debt, the total amount due and payable in respect of the Underlying Debt shall be decreased as if such amount were received by the Secured Parties or any of them in payment of the corresponding Underlying Debt.

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14.20    Intercreditor Agreement. This Agreement and the other Loan Documents are subject to the terms and conditions set forth in the Intercreditor Agreement in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement and this Agreement or any other Loan Document, the terms of Intercreditor Agreement shall govern. Notwithstanding anything herein to the contrary, the Lien and security interest granted to Agent pursuant to any Loan Document and the exercise of any right or remedy in respect of the Collateral by the Agent (or any Secured Party) hereunder or under any other Loan Document are subject to the provisions of the Intercreditor Agreement and in the event of any conflict between the terms of the Intercreditor Agreement, this Agreement and any other Loan Document, the terms of the Intercreditor Agreement shall govern and control with respect to the exercise of any such right or remedy. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, no Obligor shall be required hereunder or under any Loan Document to take any action with respect to the Collateral that is inconsistent with such Obligor’s obligations under the Intercreditor Agreement. Prior to the Discharge of Term Loan Obligations (as defined in the Intercreditor Agreement), (i) the delivery or granting of “control” (as defined in the UCC) to the extent only one Person can be granted “control” therein under applicable law of any Term Loan Collateral (as defined in the Intercreditor Agreement) to the collateral agent under the Term Loan Credit Agreement pursuant to the terms of the Term Loan Collateral Documents (as defined in the Intercreditor Agreement) shall satisfy any such delivery or granting of “control” requirement hereunder or under any other Loan Document with respect to any Term Loan Collateral to the extent that such delivery or granting of “control” is consistent with the terms of the Intercreditor Agreement and (ii) the possession of any Term Loan Collateral by the collateral agent under the Term Loan Credit Agreement pursuant to the terms of the Term Loan Collateral Documents (as defined in the Intercreditor Agreement) shall satisfy any such possession requirement hereunder or under any other Loan Document with respect to Term Loan Collateral to the extent that such possession is consistent with the terms of the Intercreditor Agreement. Any reference herein or in any other Loan Document to a security interest of “first priority” shall mean the priority set forth in the Intercreditor Agreement.”
4.36    The reference to “$65,000,000” appearing in Schedule 1.1 to the Loan Agreement (Revolver Commitment of Lenders) is hereby deleted and substituted with “$75,000,000” therefor.
4.37    Exhibit A (Revolver Note) to the Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached as Exhibit I attached hereto.
4.38    The Loan Agreement is hereby amended to add a new Exhibit F (Form of Intercreditor Agreement) to the Loan Agreement as set forth on Exhibit II attached hereto.
4.39    Schedules 8.5 (Deposit Accounts), 8.6.1 (Business Locations), 9.1.4 (Names and Capital Structure), 9.1.11 (Patents, Trademarks, Copyrights and Licenses), 9.1.14 (Environmental Matters), 9.1.15 (Restrictive Agreements), 9.1.16 (Litigation), 9.1.18 (Pension Plan Disclosures), 9.1.20 (Labor Contracts), 10.2.2 (Existing Liens), 10.2.6 (Scheduled Asset Dispositions), 10.2.8 (Certain Borrowed Money), 10.2.9 (Permitted Restructuring Transactions) and 10.2.17 (Existing Affiliate Transactions) are each hereby deleted in their entirety and replaced with the Schedules set forth on Exhibit III attached hereto.

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SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS.
Each Borrower hereby represents, warrants and covenants with and to Agent and Lenders as follows:
5.1    Authorization.
(a)    Each Obligor has the corporate or limited liability company power and authority to execute, deliver and perform this Agreement and, in the case of the Borrowers, to obtain the extensions and increases of credit under the Loan Agreement as amended by this Agreement (the “Amended Loan Agreement”).
(b)    No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required to be obtained by the Loan Parties in connection with this Agreement, except (i) consents, authorizations, filings, acts and notices which have been obtained, taken or made and are in full force and effect and (ii) consents, authorizations, filings, acts and notices in respect of Liens created pursuant to the Loan Documents (including Liens to be created under foreign pledge agreements after the date hereof) and to the release of existing Liens.
(c)    This Agreement has been duly executed and delivered on behalf of each Obligor that is a party hereto. This Agreement and the Loan Agreement constitute the legal, valid and binding obligations of the Borrowers and the other Obligors that are party thereto and are enforceable against the Borrowers and the other Obligors that are party thereto in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Representations in Loan Documents. Each of the representations and warranties made by or on behalf of such Borrower to Agent and Lenders in any of the Loan Documents was true and correct in all material respects when made (except for those representations and warranties that were already qualified by concepts of materiality or by express thresholds, which representations and warranties shall be true and correct in all respects) and is true and correct in all material respects on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by or on behalf of such Borrower on the date hereof and in this Agreement (other than such representations and warranties that relate solely to a specific prior date).
Binding Effect of Documents. This Agreement and the other Loan Documents have been duly executed and delivered to the Lender by such Borrower and are in full force and effect, as modified hereby.
No Conflict, Etc. The execution, delivery and performance of this Agreement by such Borrower will not violate or cause a default under any Applicable Law or Material Contract of such Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues, other than Permitted Liens.
No Default or Event of Default. No Default or Event of Default exists immediately prior to the execution of this Agreement and no Default or Event of Default will exist immediately after the

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execution of this Agreement and the other documents, instruments and agreements executed and delivered in connection herewith.
Additional Events of Default. Any misrepresentation by such Borrower, or any failure of such Borrower to comply with the covenants, conditions and agreements contained in any Loan Document, herein or in any other document, instrument or agreement at any time executed and/or delivered by such Borrower with, to or in favor of Agent and/or Lenders shall, subject to the terms and provisions of the Loan Agreement and the other Loan Documents, constitute an Event of Default hereunder, under the Loan Agreement and the other Loan Documents.
SECTION 6. CONDITIONS PRECEDENT.
The effectiveness of the terms and provisions of this Agreement shall be subject to the receipt by Agent of:
(a)    this Agreement, duly authorized, executed and delivered by each Borrower, Lenders and Agent;
(b)    an Intercreditor Agreement, in form and substance satisfactory to Agent in its sole discretion, duly authorized, executed and delivered by each Borrower, Agent, and Bank of America, N.A., as administrative agent and collateral agent in respect of the Term Loan Credit Agreement;
(c)    an Amended and Restated Pledge Agreement, in form and substance satisfactory to Agent in its sole discretion, duly authorized, executed and delivered by KEC;
(d)    an Amended and Restated Pledge Agreement, in form and substance satisfactory to Agent in its sole discretion, duly authorized, executed and delivered by Parent;
(e)    a Fifth Amended and Restated Revolver Note, in the form of Exhibit I hereto, duly authorized, executed and delivered by each Borrower;
(f)    copies of the Term Loan Credit Agreement and all material documents, instruments, and agreements executed in connection therewith or related thereto, in form and substance satisfactory to Agent;
(g)    copies of all material documents relating to the Subject Transactions;
(h)    evidence that, on the date hereof, upon giving effect to the payment by Borrowers of all fees and expenses incurred in connection herewith, Aggregate Availability shall be at least $15,000,000;
(i)    the Amendment and Extension Fee, as defined in that certain Second Amended and Restated Fee Letter, dated March 28, 2017, between Borrower Agent and Agent; and
(j)    such other documents, instruments and agreements as Agent in its discretion deems reasonably necessary (including, without limitation, with respect to the perfection of Agent’s Lien in any Collateral, including the Collateral of any Foreign Subsidiaries), all in form and substance satisfactory to Agent.

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SECTION 7. POST-CLOSING ACTIONS
(a)    Each of the Borrowers hereby acknowledges, confirms, and agrees that it shall promptly upon request, deliver such instruments, assignments, title certificates, or other documents or agreements, and shall take such actions, as Agent reasonably requests to evidence or perfect the Agent’s second-priority lien on 65% of the Equity Interests in any first-tier Subsidiaries owned by KEC organized in Italy, Japan, Mexico and Singapore.
(b)    In furtherance of the foregoing, each of the Borrowers hereby acknowledges, confirms, and agrees that in the event that Agent is unable to evidence and/or perfect the Agent’s second-priority lien on 65% of the Equity Interests in any first-tier Subsidiaries owned by KEC organized in Italy or Mexico, or any such Liens are deemed to be ineffective, as a result of restrictions under applicable law on the granting of a second-priority Liens in such Equity Interests or otherwise, then upon the Discharge of Term Loan Obligations (as such term is defined in the Intercreditor Agreement), Borrowers shall take all actions as shall be reasonably requested by Agent to permit Agent to obtain, for the benefit of the Secured Parties, a first-priority Lien in 65% of the Equity Interests in any first-tier Subsidiaries owned by KEC organized in Italy or Mexico.
(c)    Borrowers shall deliver to Agent, within two (2) Business Days of the date hereof, a secretary’s certificate and resolutions of the Singapore Borrower, in form and substance satisfactory to Agent, authorizing the transactions contemplated by this Amendment.
(d)    Borrowers shall deliver to Agent, within seven (7) days of the date hereof, a revised Schedule 9.1.11 to the Loan Agreement, which revised Schedule 9.1.11 to the Loan Agreement shall reflect a true and correct list of all registered Intellectual Property, and all Intellectual Property for which registration has been applied for, in each case which is owned, used or licensed by any Borrower or Subsidiary that is not generally available for purchase or license.
(e)    Borrower shall deliver to Agent, within sixty (60) Business Days after the date hereof, deliver to Agent a ratification of each of the Mexican Pledge Documents, duly executed by the applicable parties thereto (other than Agent), each in form and content reasonably satisfactory to Agent.
SECTION 8. PROVISIONS OF GENERAL APPLICATION.
Effect of this Agreement. Except as modified pursuant hereto, and pursuant to the other documents, instruments and agreements executed and delivered in connection herewith, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. Any Loan Document amended hereby shall be read and construed with this Agreement as one agreement.
Costs and Expenses. Borrowers absolutely and unconditionally agree to pay to Agent, on demand by Agent at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Agreement are consummated: all reasonable fees and disbursements of any counsel to Agent in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements delivered in connection with the transactions contemplated hereby and all reasonable out-of-pocket expenses which shall at any time be incurred

17

or sustained by Agent or its directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.
No Third Party Beneficiaries. The terms and provisions of this Agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Agreement.
Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Agreement.
Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
Merger. This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.
Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.
Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.
Reviewed by Attorneys. Each Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and each document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.
8.10    Governing Law; Consent to Jurisdiction and Venue.
(a)    THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

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(b)    EACH BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY HERETO, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.
Waivers. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY HERETO; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT ON WHICH A BORROWER MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING AGENT MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST AGENT OR ANY LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Borrower acknowledges that the foregoing waivers are a material inducement to Agent and Lenders entering into this Agreement and that Agent and Lenders are relying upon the foregoing in their dealings with Borrowers. Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute but one and the same Amendment. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

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[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

KEMET ELECTRONICS CORPORATION
By: /s/ WILLIAM M. LOWE, JR.
Name: William M. Lowe, Jr.
Title: Executive Vice President and Chief
Financial Officer

KEMET ELECTRONICS MARKETING (S) PTE LTD.
By: /s/ WILLIAM M. LOWE, JR.___________
Name: William M. Lowe, Jr.
Title: Executive Vice President and Chief
Financial Officer

KEMET FOIL MANUFACTURING, LLC
By: /s/ MARYANN FULTON
Name: Maryann Fulton
Title: Manager

KEMET BLUE POWDER CORPORATION

By: /s/ CHARLES C. MEEKS, JR.
Name: Charles C. Meeks, Jr.
Title: President

THE FOREST ELECTRIC COMPANY

By: /s/ CHARLES C. MEEKS, JR.
Name: Charles C. Meeks, Jr.
Title: President

Amendment, Waiver and Consent

Acknowledged:
KEMET CORPORATION

By: /s/ WILLIAM M. LOWE, JR.___________
Name: William M. Lowe, Jr.
Title: Executive Vice President and Chief
Financial Officer

KEMET SERVICES CORPORATION

By: /s/ CONNIE W. FISCHER
Name: Connie W. Fischer
Title: President

KRC TRADE CORPORATION

By: /s/ WILLIAM M. LOWE, JR.___________
Name: William M. Lowe, Jr.
Title: Executive Vice President and Chief
Financial Officer

[Signature Page to Amendment, Waiver and Consent]

BANK OF AMERICA, N.A.,
as Agent and sole Lender

By: /s/ ANDREW A. DOHERTY
Name:    Andrew A. Doherty
Title:    Senior Vice President

Amendment, Waiver and Consent

Exhibit I to Amendment No. 9, Waiver and Consent
EXHIBIT A TO LOAN AND SECURITY AGREEMENT
FIFTH AMENDED AND RESTATED REVOLVER NOTE

April 28, 2017	$75,000,000	New York, New York

KEMET ELECTRONICS CORPORATION, a Delaware corporation (“KEC”), KEMET FOIL MANUFACTURING, LLC, a Delaware limited liability company (“Foil”), KEMET BLUE POWDER CORPORATION, a Nevada corporation (“KEMET Blue”), THE FOREST ELECTRIC COMPANY¸ an Illinois corporation (“FELCO” and, together with KEC, Foil, and KEMET Blue, each individually a “Borrower” and, collectively, “Borrowers”), for value received, hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A. (“Lender”), the principal sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000), or such lesser amount as may be advanced by Lender as U.S. Revolver Loans and owing as U.S. LC Obligations from time to time under the Loan Agreement described below, together with all accrued and unpaid interest thereon. Terms are used herein as defined in the Loan and Security Agreement dated as of September 30, 2010, among Borrowers, KEMET Electronics Marketing (S) Pte Ltd., a Singapore corporation, Bank of America, N.A., as Agent, Lender, and certain other financial institutions, as such agreement may be amended, modified, renewed or extended from time to time (“Loan Agreement”).
Principal of and interest on this Fifth Amended and Restated Revolver Note (this “Note”) from time to time outstanding shall be due and payable as provided in the Loan Agreement. This Revolver Note is issued pursuant to and evidences U.S. Revolver Loans and U.S. LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Borrowers. The Loan Agreement contains provisions for acceleration of the maturity of this Revolver Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.
The holder of this Note is hereby authorized by Borrowers to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to U.S. Revolver Loans and U.S. LC Obligations, and the payment thereof. Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of Borrowers hereunder or under any other Loan Documents.
Time is of the essence of this Note. Each Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity. Borrowers jointly and severally agree to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable attorneys’ fees) if this Note is collected by or through an attorney-at-law.
In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law. If any such excess amount is inadvertently paid by Borrowers or inadvertently received by the holder of this Note, such excess shall be returned to Borrowers or credited as a payment of principal, in accordance with the Loan Agreement. It is the intent hereof that Borrowers not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.
This Note shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).
This Note amends, restates, supersedes and replaces in its entirety that certain Fourth Amended and Restated Revolver Note dated May 2, 2016 executed by Borrowers in favor of Lender (the “Existing Note”). This Note is being delivered in substitution for and replacement of, and not in satisfaction of, the Existing Note. This Note is not intended to extinguish, release or otherwise discharge Borrowers’ obligations under the Existing Note and is not intended to be a novation of Borrowers’ obligations thereunder.

[Signature page follows]

IN WITNESS WHEREOF, this Note is executed as of the date set forth above.

KEMET ELECTRONICS CORPORATION By_____________________________________ Title:
KEMET FOIL MANUFACTURING, LLC By_____________________________________ Title:
KEMET BLUE POWDER CORPORATION By_____________________________________ Title:
THE FOREST ELECTRIC COMPANY By_____________________________________ Title:

Exhibit II to Amendment No. 9, Waiver and Consent
EXHIBIT F TO LOAN AND SECURITY AGREEMENT
Form of Intercreditor Agreement
[See attached]

[EXECUTION]
INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”), is dated as of April 28, 2017, and is entered into by and among Bank of America, N.A. (“Bank of America”), as collateral agent for the holders of the Revolving Credit Obligations (together with its permitted successors and assigns (including in connection with any Refinancing), the “Revolving Credit Collateral Agent”), Bank of America, as collateral agent for the holders of the Initial Term Loan Obligations (together with its permitted successors and assigns, the “Initial Term Loan Collateral Agent”), KEMET Corporation, a Delaware corporation (“Parent”), KEMET Electronics Corporation, a Delaware corporation (“KEC” and, together with Parent, collectively, the “Lead Borrowers”), and certain Subsidiaries of the Lead Borrowers that are Grantors.
RECITALS
The Borrowers, the lenders and agents party thereto, and Bank of America, as agent for such lenders (in such capacity, together with its permitted successors and assigns, the “Revolving Credit Agent”), have entered into that certain asset-based revolving Loan and Security Agreement, dated September 30, 2010 (as amended, supplemented, amended and restated, replaced, Refinanced or otherwise modified from time to time, the “Revolving Credit Agreement”), providing a revolving credit and letter of credit facility to the Borrowers;
The Borrowers thereunder, the lenders from time to time party thereto, the agents party thereto, and Bank of America, as Administrative Agent (in such capacity, together with its permitted successors and assigns, the “Initial Term Loan Administrative Agent”) and as Initial Term Loan Collateral Agent, are party to that certain Term Loan Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated, replaced, Refinanced or otherwise modified from time to time, the “Initial Term Loan Facility Agreement”, and together with the Revolving Credit Agreement, the “Credit Agreements”), providing a term loan facility to the Borrowers;
The Revolving Credit Agreement and the Initial Term Loan Facility Agreement permit the Borrowers to incur additional indebtedness secured by a Lien on the Collateral with a Lien priority relative to the Revolving Credit Obligations and the Initial Term Loan Obligations as set forth herein;
In order to induce the Revolving Credit Agent and the Revolving Credit Lenders to continue to extend financial accommodations to the Grantors pursuant to the Revolving Credit Agreement, and in order to induce the Initial Term Loan Administrative Agent, the Initial Term Loan Collateral Agent and the Initial Term Loan Lenders to enter into the Initial Term Loan Facility Agreement, the Revolving Credit Agent and the Initial Term Loan Collateral Agent have agreed to the relative priority of their respective Liens on the Collateral and certain other rights, priorities and interests as set forth in this Agreement.
AGREEMENT
In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.	Definitions.
1.1.    Defined Terms. Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below or, if not otherwise defined, the Revolving Credit Agreement (as such term is defined below). As used in the Agreement, the following terms shall have the following meanings:
“ABL Priority Collateral” means all Collateral other than the Term Loan Priority Collateral.
“Additional Term Loan Claimholders” means, at any relevant time, the holders of Additional Term Loan Obligations at that time and the trustees, agents and other representatives of the holders of any Additional Term Loan Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Term Loan Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Additional Term Loan Document outstanding at such time.
“Additional Term Loan Collateral Agent” means, in the case of any Additional Term Loan Instrument and the Additional Term Loan Claimholders thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Term Loan Instrument that is named as the Representative in respect of such Additional Term Loan Instrument in the applicable Joinder Agreement.
“Additional Term Loan Collateral Documents” means any security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, guarantees, notes and any other documents or instruments now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Additional Term Loan Obligations owed thereunder to any Additional Term Loan Claimholders or under which rights or remedies with respect to such Liens are governed.
“Additional Term Loan Debt” means the principal amount of Indebtedness issued or incurred under any Additional Term Loan Instrument.
“Additional Term Loan Documents” means any Additional Term Loan Instrument, Additional Term Loan Collateral Document and any other Credit Document (or equivalent term as defined in any Additional Term Loan Instrument) and each of the other agreements, documents and instruments providing for or evidencing any other Additional Term Loan Obligations, including any document or instrument executed or delivered at any time in connection with any Additional Term Loan Obligations, including any intercreditor or joinder agreement among holders of Additional Term Loan Obligations, to the extent such are effective at the relevant time.
“Additional Term Loan Instrument” means any (A) debt facilities, indentures or commercial paper facilities providing for revolving credit loans, term loans, notes, debentures, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, increased, replaced or refunded in whole or in part from time to time in accordance with each applicable Secured Revolver/Term Loan Facility Document; provided that neither the Revolving Credit Agreement, the Initial Term Loan Facility Agreement nor any Refinancing of any of the foregoing in this proviso shall constitute an Additional Term Loan Instrument at any time.
“Additional Term Loan Obligations” means all obligations (including obligations in respect of Additional Term Loan Debt) of every nature of each Grantor from time to time owed to any Additional Term Loan Claimholders or any of their respective Affiliates under any Additional Term Loan Documents that are secured on a pari passu or junior basis with the Initial Term Loan Obligations, whether for principal, interest, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing. “Additional Term Loan Obligations” shall include all Post-Petition Interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Additional Term Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.
“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by agreement or otherwise.
“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
“Bankruptcy Law” means each of the Bankruptcy Code, any similar federal, state or foreign laws, rules or regulations for the relief of debtors or any reorganization, insolvency, moratorium or assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Person and any similar laws, rules or regulations relating to or affecting the enforcement of creditors’ rights generally.
“Borrowers” means, collectively, the “Borrowers” under, and as defined in, each Credit Agreement (each, a “Borrower”).
“Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.
“Claimholders” means, collectively, the Revolving Credit Claimholders and the Term Loan Claimholders.
“Collateral” means all of the assets and property now owned or at any time hereafter acquired by any Grantor, whether real, personal or mixed, constituting Revolving Credit Collateral or Term Loan Facility Collateral.
“Collateral Agents” means, collectively, (i) the Revolving Credit Agent, (ii) the Initial Term Loan Collateral Agent and (iii) each Additional Term Loan Collateral Agent.

“Collateral Enforcement Action” means, collectively or individually for one or more of the Collateral Agents, when a Revolving Credit Default or Term Loan Default, as the case may be, has occurred and is continuing, whether or not in consultation with any other Collateral Agent, any action by any Collateral Agent to repossess or join any Person in repossessing, or exercise or join any Person in exercising, or institute or maintain or participate in any action or proceeding with respect to, any remedies with respect to any Collateral or commence the judicial enforcement of any of the rights and remedies under the Credit Documents or under any applicable law, but in all cases (i) including, without limitation, (a) instituting or maintaining, or joining any Person in instituting or maintaining, any enforcement, contest, protest, attachment, collection, execution, levy or foreclosure action or proceeding with respect to any Collateral, whether under any Credit Document or otherwise, (b) exercising any right of set-off with respect to any Credit Party or (c) exercising any remedy under any Deposit Account Control Agreement, Dominion Account, Landlord Lien Waiver and Access Agreement or similar agreement or arrangement and (ii) excluding the imposition of a default rate or late fee; provided, that notwithstanding anything to the contrary in the foregoing, the exercise of rights or remedies by the Revolving Credit Agent under any Deposit Account Control Agreement or Dominion Account during a Cash Dominion Trigger Period shall not constitute a Collateral Enforcement Action under this Agreement.
“Contingent Obligations” means at any time, any indemnification or other similar contingent obligations which are not then due and owing at the time of determination and with respect to which no claim has been asserted at the time of determination.
“Controlling Additional Term Loan Collateral Agent” means the Additional Term Loan Collateral Agent of the Series of Additional Term Loan Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Additional Term Loan Obligations.
“Controlling Term Loan Collateral Agent” means (i) until the Discharge of Initial Term Loan Obligations, the Initial Term Loan Collateral Agent and (ii) from and after the Discharge of Initial Term Loan Obligations, the Controlling Additional Term Loan Collateral Agent.
“Credit Documents” means, collectively, the Revolving Credit Documents and the Term Loan Documents.
“Credit Party” means each Revolving Credit Party and each Term Loan Credit Party.
“Deposit Account” as defined in the UCC.
“DIP Financing” has the meaning assigned to that term in Section 6.1(a).
“Discharge of Term Loan Obligations” means, except to the extent otherwise expressly provided in Section 5.5:
(a)    payment in full in cash of the principal of and interest (including Post-Petition Interest), on all Indebtedness outstanding under Term Loan Documents and constituting Term Loan Obligations (other than obligations that are not due and owing at such time under any Interest Rate Protection Agreement (as defined in the Initial Term Loan Facility Agreement), Other Hedging Agreement (as defined in the Initial Term Loan Facility Agreement) or Treasury Services Agreement (as defined in the Initial Term Loan Facility Agreement), or any comparable terms under any other Term Loan Document));

(b)    payment in full in cash of all other Term Loan Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than Contingent Obligations, and obligations that are not due and owing at such time under any Interest Rate Protection Agreement (as defined in the Initial Term Loan Facility Agreement), Other Hedging Agreement (as defined in the Initial Term Loan Facility Agreement) or Treasury Services Agreement (as defined in the Initial Term Loan Facility Agreement) or any comparable terms under any other Term Loan Document)); and
(c)    termination or expiration of all commitments, if any, to extend credit that would constitute Term Loan Obligations.
“Discharge of Initial Term Loan Obligations” means, except to the extent otherwise expressly provided in Section 5.5:
(a)    payment in full in cash of the principal of and interest (including Post-Petition Interest), on all Indebtedness outstanding under Initial Term Loan Documents and constituting Initial Term Loan Obligations (other than obligations under any Interest Rate Protection Agreement (as defined in the Initial Term Loan Facility Agreement), Other Hedge Agreements (as defined in the Initial Term Loan Facility Agreement) or Treasury Services Agreement (as defined in the Initial Term Loan Facility Agreement));
(b)    payment in full in cash of all other Initial Term Loan Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than obligations under any Interest Rate Protection Agreement (as defined in the Initial Term Loan Facility Agreement), Other Hedge Agreements (as defined in the Initial Term Loan Facility Agreement) or Treasury Services Agreement (as defined in the Initial Term Loan Facility Agreement)); and
(c)    termination or expiration of all commitments, if any, to extend credit that would constitute Initial Term Loan Obligations.
“Discharge of Revolving Credit Obligations” means, except to the extent otherwise expressly provided in Section 5.5:
(a)    payment in full in cash of the principal of and interest (including Post-Petition Interest), on all Indebtedness outstanding under the Revolving Credit Documents and constituting Revolving Credit Obligations (other than Bank Product Debt and LC Obligations that are cash collateralized or backstopped, on terms reasonably satisfactory to the Revolving Credit Agent);
(b)    payment in full in cash of all other Revolving Credit Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid;
(c)    termination or expiration of all commitments, if any, to extend credit that would constitute Revolving Credit Obligations; and
(d)    termination of all letters of credit issued under the Revolving Credit Documents and constituting Revolving Credit Obligations or providing Cash Collateral or backstop letters of credit reasonably acceptable to the Revolving Credit Agent in an amount equal to [105]% of the applicable outstanding reimbursement obligation (in a manner reasonably satisfactory to the Revolving Credit Agent).

“Disposition” has the meaning assigned to that term in Section 5.1(b).
“Documents” as defined in the UCC.
“Enforcement Notice” means a written notice delivered, at a time when a Revolving Credit Default or Term Loan Default has occurred and is continuing, by either (a) in the case of a Revolving Credit Default, the Revolving Credit Agent to the Controlling Term Loan Collateral Agent or (b) in the case of a Term Loan Default, the Controlling Term Loan Collateral Agent to the Revolving Credit Agent, in each case, stating that an Enforcement Period has commenced, specifying the relevant event of default and stating the current balance of the Revolving Credit Obligations or the Term Loan Obligations, as applicable.
“Enforcement Period” means the period of time following the receipt by either the Revolving Credit Agent or the Controlling Term Loan Collateral Agent of an Enforcement Notice until the earliest of (i) in the case of an Enforcement Period commenced by the Controlling Term Loan Collateral Agent, the Discharge of Term Loan Obligations, (ii) in the case of an Enforcement Period commenced by the Revolving Credit Agent, the Discharge of Revolving Credit Obligations, (iii) the Revolving Credit Agent or the Controlling Term Loan Collateral Agent (as applicable) agrees in writing to terminate its Enforcement Period, or (iv) the date on which the Revolving Credit Default or the Term Loan Default that was the subject of the Enforcement Notice relating to such Enforcement Period has been cured to the satisfaction of the Revolving Credit Agent or the Controlling Term Loan Collateral Agent, as applicable, or waived in writing in accordance with the requirements of the applicable Credit Documents.
“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.
“Grantor Beneficiary Provisions” has the meaning set forth in Section 8.3.
“Grantors” means the Borrowers, Parent, each other Guarantor and each other Person that is party to a Term Loan Collateral Document or a Revolving Credit Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).
“Guarantor” means, collectively, each “Guarantor” as defined in the Initial Term Loan Facility Agreement and the Revolving Credit Agreement.
“Indebtedness” means and includes all “Indebtedness” within the meaning of the Initial Term Loan Facility Agreement, or any Additional Term Loan Instrument, as applicable, and all “Debt” within the meaning of the Revolving Credit Agreement.
“Initial Term Loan Administrative Agent” has the meaning assigned to it in the Recitals to this Agreement.
“Initial Term Loan Claimholders” means, at any relevant time, the holders of Initial Term Loan Obligations at that time including the “Secured Creditors” (as defined in the Initial Term Loan Security Agreement) and the Initial Term Loan Administrative Agent, the Initial Term Loan Collateral Agent, the trustees, agents and other representatives of the holders of the Initial Term Loan Obligations (including any holders of Initial Term Loan Obligations pursuant to supplements executed in connection with the incurrence of additional Indebtedness under the Initial Term Loan Facility Agreement), the beneficiaries of each indemnification obligation undertaken by any Grantor under any Initial Term Loan Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Initial Term Loan Document outstanding at such time.
“Initial Term Loan Collateral Agent” has the meaning assigned to it in the Preamble to this Agreement.
“Initial Term Loan Collateral Documents” means the “Security Documents” (as defined in the Initial Term Loan Facility Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Initial Term Loan Obligations or under which rights or remedies with respect to such Liens are governed.
“Initial Term Loan Documents” means the Initial Term Loan Facility Agreement, the Initial Term Loan Collateral Documents and the other Credit Documents (as defined in the Initial Term Loan Facility Agreement), any Interest Rate Protection Agreement (as defined in the Initial Term Loan Facility Agreement), Other Hedging Agreement (as defined in the Initial Term Loan Facility Agreement) or Treasury Services Agreement (as defined in the Initial Term Loan Facility Agreement) entered into by any Borrower or any of its Restricted Subsidiaries with any “Secured Creditor” (as defined in the Initial Term Loan Security Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Initial Term Loan Obligation, including, to the extent applicable, any other document or instrument executed or delivered at any time in connection with any Initial Term Loan Obligations, including any intercreditor or joinder agreement among holders of Initial Term Loan Obligations, to the extent such are effective at the relevant time.
“Initial Term Loan Facility Agreement” has the meaning assigned to that term in the Recitals to this Agreement.
“Initial Term Loan Lenders” means Lenders as defined under the Initial Term Loan Facility Agreement.
“Initial Term Loan Obligations” means all “Obligations,” as defined in the Initial Term Loan Facility Agreement and shall include all obligations of every nature of each Grantor from time to time owed to any Initial Term Loan Claimholders or any of their respective Affiliates under the Initial Term Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing. “Initial Term Loan Obligations” shall include all Post-Petition Interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Initial Term Loan Document whether or not the claim for such Post-Petition Interest is allowed as a claim in such Insolvency or Liquidation Proceeding.
“Initial Term Loan Security Agreement” means the Term Loan Security Agreement, dated as of the date hereof, among the Borrowers, each of the other Grantors from time to time party thereto and the Initial Term Loan Collateral Agent, as it may be as amended, restated, supplemented, modified, renewed, replaced or extended from time to time in a manner not prohibited by this Agreement.
“Insolvency or Liquidation Proceeding” means:
(a)    any voluntary or involuntary case or proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor;

(b)    any other voluntary or involuntary insolvency, reorganization, winding-up or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets (other than any merger or consolidation, liquidation, windup or dissolution not involving bankruptcy that is expressly permitted pursuant to of the terms of each Revolving Credit Agreement and each Term Loan Facility Agreement);
(c)    any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (other than any merger or consolidation, liquidation, windup or dissolution not involving bankruptcy that is expressly permitted pursuant to the terms of each Revolving Credit Agreement and each Term Loan Facility Agreement);
(d)    any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt or other property of any Grantor;
(e)    any case or proceeding seeking the entry of an order of relief or the appointment of a custodian, receiver, trustee or other similar proceeding with respect to any Grantor or any property or Indebtedness of any Grantor; or
(f)    any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
“Intellectual Property” means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Patents, Marks, Software, Trade Secret Rights, and IP Licenses and Domain Names, and all rights to sue at law or in equity for any infringement, misappropriation, violation or other impairment thereof, including the right to receive all proceeds and damages therefrom.
“Joinder Agreement” means an agreement substantially in the form of Exhibit A, or in a form otherwise acceptable to each Collateral Agent, after giving effect to Sections 5.5 and 5.7, as applicable
“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form.
“Italian and Mexican Foreign Stock” has the meaning set forth in Section 5.4.
“New Agent” has the meaning assigned to that term in Section 5.5.
“New Debt Notice” has the meaning assigned to that term in Section 5.5.
“Non-Controlling Term Loan Collateral Agent” means each Term Loan Collateral Agent other than the Controlling Term Loan Collateral Agent.
“Parent” has the meaning set forth in the Preamble to this Agreement.
“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Pledged Collateral” has the meaning set forth in Section 5.4.
“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Term Loan Documents or the Revolving Credit Documents, continue to accrue after (or would continue to accrue but for) the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Laws of any applicable jurisdiction or in any such Insolvency or Liquidation Proceeding.
“Priority Collateral” with respect to the Revolving Credit Claimholders, all ABL Priority Collateral, and with respect to the Term Loan Claimholders, all Term Loan Priority Collateral.
“Recovery” has the meaning set forth in Section 6.4.
“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
“Refinanced Obligations” has the meaning assigned to that term in Section 5.5.
“Revolving Credit Agent” has the meaning assigned to that term in the Recitals of this Agreement.
“Revolving Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement, including, for the avoidance of doubt, any Refinancing of the Revolving Credit Agreement as executed on the Closing Date.
“Revolving Credit Claimholders” means, at any relevant time, the holders of Revolving Credit Obligations at that time, including the “Secured Parties” as defined in the Revolving Credit Agreement.
“Revolving Credit Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Revolving Credit Obligations.
“Revolving Credit Collateral Documents” means the “Security Documents” (as defined in the Revolving Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor securing any Revolving Credit Obligations or under which rights or remedies with respect to such Liens are governed.
“Revolving Credit Default” means an “Event of Default” (as defined in the Revolving Credit Agreement).
“Revolving Credit Documents” means the Revolving Credit Agreement and the other Credit Documents, any agreement in respect of any Bank Product Debt and each of the other agreements, documents and instruments providing for or evidencing any other Revolving Credit Obligation, and any other document or instrument executed or delivered at any time in connection with any Revolving Credit Obligations, including any intercreditor or joinder agreement among holders of Revolving Credit Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, replaced or extended from time to time in a manner not prohibited by this Agreement.

“Revolving Credit Lenders” means the “Lenders” under and as defined in the Revolving Credit Agreement.
“Revolving Credit Obligations” means all “Obligations” (as defined in the Revolving Credit Agreement) and other obligations of every nature of each Grantor from time to time owed to any Revolving Credit Claimholder or any other respective Affiliates under the Revolving Credit Documents, whether for principal, interest, (including Post-Petition Interest which, but for the filing of a petition in bankruptcy with respect to such Grantor, would have accrued on any obligation, whether or not a claim is allowed against such Grantor for such Post-Petition Interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, fees, expenses, indemnification or otherwise.
“Revolving Credit Party” means each “Obligor” as defined in the Revolving Credit Agreement.
“Revolving Credit Standstill Period” has the meaning set forth in Section 3.2(a)(1).
“Secured Revolver/Term Loan Documents” means the Term Loan Documents and the Revolving Credit Documents.
“Securities Account” as defined in the UCC.
“Series” means, with respect to any Term Loan Obligations, each of (i) the Initial Term Loan Obligations and (ii) the Additional Term Loan Obligations incurred pursuant to any Additional Term Loan Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Representative (in its capacity as such for such Additional Term Loan Obligations).
“Supporting Obligations” as defined in the UCC.
“Term Loan Claimholders” means, at any relevant time, the holders of Term Loan Obligations at that time, including each Term Loan Collateral Agent, the Additional Term Loan Claimholders and the other Initial Term Loan Claimholders.
“Term Loan Collateral Agents” means the Initial Term Loan Collateral Agent and each Additional Term Loan Collateral Agent.
“Term Loan Collateral Documents” means the Initial Term Loan Collateral Documents and any Additional Term Loan Collateral Documents.
“Term Loan Credit Party” means each “Credit Party” as defined in the Initial Term Loan Facility Agreement.
“Term Loan Default” means an “Event of Default” or equivalent term (as defined in any of the Term Loan Documents).
“Term Loan DIP Financing” has the meaning assigned to that term in Section 6.1(b).
“Term Loan Documents” means the Initial Term Loan Documents and any Additional Term Loan Documents.

“Term Loan Facility Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Term Loan Obligations.
“Term Loan Obligations” means the Initial Term Loan Obligations and any Additional Term Loan Obligations.
“Term Loan Priority Collateral” means 65% of the total outstanding capital stock or other Equity Interest (including, without limitation, joint venture interests) of each of Parent’s or any Grantors’ “first-tier” Foreign Subsidiaries that is owned directly by the Parent and/or such Grantor and is organized in Italy, Mexico, Singapore, or Japan; and all substitutions, replacements, accessions, products or Proceeds (including, without limitation, insurance proceeds) of any of the foregoing.
“Term Loan Standstill Period” has the meaning set forth in Section 3.1(a)(1).
“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of any Collateral Agent’s or any secured party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect from time to time in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
1.2.    Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
(a)    any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time as amended, restated, supplemented, modified, renewed, replaced or extended from time to time in a manner not prohibited by this Agreement (including in connection with any Refinancing);
(b)    any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns;
(c)    the words “herein,” “hereto” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
(d)    all references herein to Sections shall be construed to refer to Sections of this Agreement; and
(e)    all references to terms defined in the UCC in effect in the State of New York shall have the meaning ascribed to them therein (unless otherwise specifically defined herein); and
(f)    the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2.	Lien Priorities.
2.1.    Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Term Loan Obligations granted on the Collateral or of any Liens securing the Revolving Credit Obligations granted on the Collateral and notwithstanding any provision of any UCC, or any other applicable law or the Revolving Credit Loan Documents or the Term Loan Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the Revolving Credit Obligations or Term Loan Obligations, and whether or not such Liens securing, or purporting to secure, any Revolving Credit Obligations or Term Loan Obligations are subordinated to any Lien securing any other obligation of the Borrowers, or any other Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed, or any other circumstance whatsoever, the Revolving Credit Agent, on behalf of itself and/or the Revolving Credit Claimholders, and each Term Loan Collateral Agent, on behalf of itself and/or the applicable Term Loan Claimholders, hereby each agrees that:
(a)    any Lien of the Revolving Credit Agent on the ABL Priority Collateral, whether now or hereafter held by or on behalf of the Revolving Credit Agent or any Revolving Credit Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to all Liens on the ABL Priority Collateral securing or purporting to secure any Term Loan Obligations; and
(b)    any Lien of any Term Loan Collateral Agent on the Term Loan Priority Collateral, whether now or hereafter held by or on behalf of such Term Loan Collateral Agent, any Term Loan Claimholder or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects to all Liens on the Term Loan Priority Collateral securing or purporting to secure any Revolving Credit Obligations.
2.2.    Prohibition on Contesting Liens. Each Term Loan Collateral Agent, for itself and on behalf of each applicable Term Loan Claimholder, and the Revolving Credit Agent, for itself and on behalf of each Revolving Credit Claimholder, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Revolving Credit Claimholders or any of the Term Loan Claimholders in the Collateral, the allowability of the claims asserted with respect to the Term Loan Obligations or the Revolving Credit Obligations in any Insolvency or Liquidation Proceeding, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any Revolving Credit Claimholder or Term Loan Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Sections 2.1, 3.1 and 3.2.
2.3.    No New Liens. Until the Discharge of Revolving Credit Obligations and the Discharge of Term Loan Obligations shall have occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against one or more of the Borrowers or any other Grantor, the parties hereto acknowledge and agree that it is their intention that:
(a)    Subject to Section 2.5, there shall be no Liens on any asset or property to secure any Term Loan Obligation unless a Lien on such asset or property also secures the Revolving Credit Obligations; or

(b)    subject to Section 2.5, there shall be no Liens on any asset or property of any Grantor to secure any Revolving Credit Obligations unless a Lien on such asset or property also secures the Term Loan Obligations.
To the extent any additional Liens are granted on any asset or property as described above, the priority of such additional Liens shall be determined in accordance with Section 2.1. In addition, to the extent that Liens are granted on any asset or property to secure any Term Loan Obligation or Revolving Credit Obligation, as applicable, and a corresponding Lien is not granted to secure the Revolving Credit Obligations or Term Loan Obligations, as applicable, without limiting any other rights and remedies available hereunder, the Revolving Credit Agent, on behalf of the Revolving Credit Claimholders and each Term Loan Collateral Agent, on behalf of the applicable Term Loan Claimholders, agree that, subject to Section 2.5, (i) such applicable Collateral Agent that has been granted such Lien shall also hold such Lien on behalf of the other Collateral Agent subject to the relative priorities set forth in Section 2.1 and (ii) any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
2.4.    Similar Liens and Agreements. Subject to Section 2.5, the parties hereto agree that it is their intention that the Revolving Credit Collateral and the Term Loan Facility Collateral be identical. In furtherance of the foregoing and of Section 8.8, the parties hereto agree, subject to the other provisions of this Agreement, including Section 2.5:
(a)    upon request by the Revolving Credit Agent or any Term Loan Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Revolving Credit Collateral and the Term Loan Facility Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Revolving Credit Documents and the Term Loan Documents; and
(b)    that the Revolving Credit Collateral Documents, taken as a whole, and the Term Loan Collateral Documents, taken as a whole, shall be in all material respects the same forms of documents other than with respect to differences to reflect the nature of the lending arrangements and the relative priorities of the liens securing the Obligations thereunder with respect to the Term Loan Priority Collateral and the ABL Priority Collateral.
2.5.    Cash Collateral; Foreign Collateral. Notwithstanding anything in this Agreement to the contrary, Sections 2.3 and 2.4 shall not apply to any (i) cash or cash equivalents pledged to secure Revolving Credit Obligations consisting of reimbursement obligations in respect of letters of credit or otherwise held by the Revolving Credit Agent or any other Revolving Credit Claimholder pursuant to Section 2.2.3 of the Revolving Credit Agreement (or any equivalent successor provision) and any such cash and cash equivalents shall be applied as specified in the Revolving Credit Agreement and will not constitute Collateral hereunder or (ii) any Liens under any foreign law with respect to any Collateral or any Collateral located outside the United States, other than Term Loan Priority Collateral, subject to applicable law limitations with respect to Italian and Mexican Foreign Stock.

SECTION 3.	Enforcement.
3.1.    Exercise of Remedies - Restrictions on Term Loan Collateral Agents.
(a)    Until the Discharge of Revolving Credit Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Term Loan Collateral Agents and the Term Loan Claimholders:
(1)    will not exercise or seek to exercise any rights or remedies with respect to any ABL Priority Collateral (including the exercise of any right of setoff or any right under any lockbox agreement or any control agreement with respect to Deposit Accounts or Securities Accounts) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Controlling Term Loan Collateral Agent or any Person authorized by it may exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (A) the date on which such Controlling Term Loan Collateral Agent declared the existence of a Term Loan Default and demanded the repayment of all the principal amount of any Term Loan Obligations; and (B) the date on which the Revolving Credit Agent received notice from such Controlling Term Loan Collateral Agent of such declaration of a Term Loan Default and that the Term Loan Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Term Loan Documents (the “Term Loan Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall any Term Loan Collateral Agent or any Term Loan Claimholder exercise any rights or remedies with respect to the ABL Priority Collateral if, notwithstanding the expiration of the Term Loan Standstill Period, the Revolving Credit Agent (or any person authorized by it) or Revolving Credit Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Collateral (prompt notice of such exercise to be given to the Controlling Term Loan Collateral Agent) or shall be stayed under applicable law from exercising such rights and remedies;
(2)    will not contest, protest or object to, or otherwise interfere with, any foreclosure proceeding or action brought by the Revolving Credit Agent or any Revolving Credit Claimholder or any other exercise by the Revolving Credit Agent or any Revolving Credit Claimholder of any rights and remedies relating to the ABL Priority Collateral, whether under the Revolving Credit Documents or otherwise; and
(3)    subject to their rights under clause (a)(1) above and except as may be permitted in Section 3.1(c), will not object to the forbearance by the Revolving Credit Agent or any of the Revolving Credit Claimholders from bringing or pursuing any Collateral Enforcement Action;
provided, however, that, in the case of (1), (2) and (3) above, the Liens granted to secure the Term Loan Obligations of the Term Loan Claimholders shall attach to the Proceeds thereof subject to the relative priorities described in Section 2.
(b)    Until the Discharge of Revolving Credit Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, agrees that the Revolving Credit Agent and the Revolving Credit Claimholders shall (subject to Section 3.1(a)(1)) have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of ABL Priority Collateral by the respective Grantors after a Revolving Credit Default) make determinations regarding the release, disposition, or restrictions with respect to the ABL Priority Collateral (including, without limitation, exercising remedies under Deposit Account Control Agreements and Dominion Accounts) without any consultation with or the consent of any Term Loan Collateral Agent or any Term Loan Claimholder; provided, however, that the Lien securing the Term Loan Obligations shall remain on the Proceeds (other than those properly applied to the Revolving Credit Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the ABL Priority Collateral, each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, agrees that the Revolving Credit Agent and the Revolving Credit Claimholders may enforce the provisions of the Revolving Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the ABL Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction. Each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, agrees that it will not seek, and hereby waives any right, to have any ABL Priority Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral.
(c)    Notwithstanding the foregoing, any Term Loan Collateral Agent and any Term Loan Claimholder may:
(1)    file a claim or statement of interest with respect to the Term Loan Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;
(2)    take any action in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral; provided that such action shall not be inconsistent with the terms of this Agreement and shall not be adverse to the priority status of the Liens on the ABL Priority Collateral, or the rights of the Revolving Credit Agent or the Revolving Credit Claimholders to exercise remedies in respect thereof;
(3)    file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the Term Loan Claimholders, including any claims secured by the ABL Priority Collateral, if any, in each case in accordance with the terms of this Agreement;
(4)    file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with, or prohibited by, the terms of this Agreement;
(5)    vote on any plan of reorganization or similar dispositive restructuring plan, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement (including Section 6.7(d)), with respect to the Term Loan Obligations and the Term Loan Priority Collateral; and
(6)    exercise any of its rights or remedies with respect to any of the Collateral after the termination of the Term Loan Standstill Period to the extent permitted by Section 3.1(a)(1).

Each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, agrees that it will not take or receive any ABL Priority Collateral or any Proceeds of such Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any such Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Revolving Credit Obligations has occurred, except as expressly provided in Sections 3.1(a), 6.3(c)(1) and this Section 3.1(c), the sole right of the Term Loan Collateral Agents and the Term Loan Claimholders with respect to the ABL Priority Collateral is to hold a Lien on such Collateral pursuant to the Term Loan Collateral Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Revolving Credit Obligations has occurred.
(d)    Subject to Sections 3.l(a) and (c) and Section 6.3(c)(1):
(1)    each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, agrees that it will not, except as not prohibited herein, take any action that would hinder or delay any exercise of remedies under the Revolving Credit Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the ABL Priority Collateral, whether by foreclosure or otherwise;
(2)    each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, hereby waives any and all rights it or the applicable Term Loan Claimholders may have as a junior lien creditor with respect to the ABL Priority Collateral or otherwise to object to the manner in which the Revolving Credit Agent or the Revolving Credit Claimholders seek to enforce or collect the Revolving Credit Obligations or the Liens on the ABL Priority Collateral securing the Revolving Credit Obligations granted in any of the Revolving Credit Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Revolving Credit Agent or Revolving Credit Claimholders is adverse to the interest of the Term Loan Claimholders; and
(3)    each Term Loan Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any of the Term Loan Collateral Documents or any other Term Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Revolving Credit Agent or the Revolving Credit Claimholders with respect to the ABL Priority Collateral as set forth in this Agreement and the Revolving Credit Documents.
(e)    Except as otherwise set forth in, or otherwise prohibited by or inconsistent with, any provision of this Agreement (including Sections 3.1(a) and (d), 3.5 and any provision prohibiting or restricting them from taking various actions or making various objections), the Term Loan Collateral Agents and the Term Loan Claimholders may exercise rights and remedies as unsecured creditors against any Grantor and may exercise rights and remedies with respect to the Term Loan Priority Collateral, in each case, in accordance with the terms of the applicable Term Loan Documents and applicable law; provided, however, that in the event that any Term Loan Claimholder becomes a judgment Lien creditor in respect of ABL Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Term Loan Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Revolving Credit Obligations) as the other Liens securing the Term Loan Obligations are subject to this Agreement.
(f)    Nothing in this Agreement shall prohibit the receipt by any Term Loan Collateral Agent or any Term Loan Claimholders of payments of interest, principal and other amounts owed in respect of the applicable Term Loan Obligations so long as such receipt is not the direct or indirect result of the exercise by such Term Loan Collateral Agent or any Term Loan Claimholders of rights or remedies with respect to ABL Priority Collateral (including set-off) or enforcement of any Lien on ABL Priority Collateral held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Revolving Credit Agent or the Revolving Credit Claimholders may have against the Grantors under the Revolving Credit Documents, other than with respect to the Term Loan Priority Collateral solely to the extent expressly provided herein.
3.2.    Exercise of Remedies - Restrictions on Revolving Credit Agent.
(a)    Until the Discharge of Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Revolving Credit Agent and the Revolving Credit Claimholders:
(1)    will not exercise or seek to exercise any rights or remedies with respect to any Term Loan Priority Collateral or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Revolving Credit Agent may exercise any or all such other rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (A) the date on which the Revolving Credit Agent declared the existence of any Revolving Credit Default and demanded the repayment of all the principal amount of any Revolving Credit Obligations; and (B) the date on which the Controlling Term Loan Collateral Agent received notice from the Revolving Credit Agent of such declaration of a Revolving Credit Default and that the Revolving Credit Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Revolving Credit Documents (the “Revolving Credit Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Revolving Credit Agent or any Revolving Credit Claimholder exercise any rights or remedies with respect to the Term Loan Priority Collateral if, notwithstanding the expiration of the Revolving Credit Standstill Period, the Controlling Term Loan Collateral Agent (or any person authorized by it) shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Collateral (prompt notice of such exercise to be given to the Revolving Credit Agent) or shall be stayed under applicable law from exercising such rights and remedies;
(2)    will not contest, protest or object to, or otherwise interfere with, any foreclosure proceeding or action brought by any Term Loan Collateral Agent or any Term Loan Claimholder or any other exercise by a Term Loan Collateral Agent or any Term Loan Claimholder of any rights and remedies relating to the Term Loan Priority Collateral, whether under the Term Loan Documents or otherwise; and
(3)    subject to their rights under clause (a)(1) above and except as may be permitted in Section 3.2(c), will not object to the forbearance by any Term Loan Collateral Agent or Term Loan Claimholders from bringing or pursuing any Collateral Enforcement Action;
provided, however, that in the case of (1), (2) and (3) above, the Liens granted to secure the Revolving Credit Obligations of the Revolving Credit Claimholders shall attach to the Proceeds thereof subject to the relative priorities described in Section 2.
(b)    Until the Discharge of Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Revolving Credit Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that the Term Loan Collateral

Agents and the Term Loan Claimholders shall (subject to Section 3.2(a)(1)) have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of Term Loan Priority Collateral by the respective Grantors after a Term Loan Default) make determinations regarding the release, disposition, or restrictions with respect to the Term Loan Priority Collateral without any consultation with or the consent of the Revolving Credit Agent or any Revolving Credit Claimholder; provided, however, that the Lien securing the Revolving Credit Obligations shall remain on the Proceeds (other than those properly applied to the Term Loan Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Term Loan Priority Collateral, the Revolving Credit Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that the Term Loan Collateral Agents and the Term Loan Claimholders may enforce the provisions of the Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Term Loan Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction. The Revolving Credit Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that it will not seek, and hereby waives any right, to have any Term Loan Priority Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral.
(c)    Notwithstanding the foregoing, the Revolving Credit Agent and any Revolving Credit Claimholder may:
(1)    file a claim or statement of interest with respect to the Revolving Credit Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;
(2)    take any action in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral; provided that such action shall not be inconsistent with the terms of this Agreement and shall not be adverse to the priority status of the Liens on the Term Loan Priority Collateral, or the rights of any Term Loan Collateral Agent or any of the Term Loan Claimholders to exercise remedies in respect thereof;
(3)    file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the Revolving Credit Claimholders, including any claims secured by the Term Loan Priority Collateral, if any, in each case in accordance with the terms of this Agreement;
(4)    file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with or prohibited by the terms of this Agreement;
(5)    vote on any plan of reorganization or similar dispositive restructuring plan, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement (including Section 6.7(d)), with respect to the Revolving Credit Obligations and the ABL Priority Collateral; and

(6)    exercise any of its rights or remedies with respect to any of the Collateral after the termination of the Revolving Credit Standstill Period to the extent permitted by Section 3.2(a)(1).
The Revolving Credit Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that it will not take or receive any Term Loan Priority Collateral or any Proceeds of such Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any such Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations has occurred, except as expressly provided in Sections 3.2(a), 6.3(c)(2) and this Section 3.2(c), the sole right of the Revolving Credit Agent and the Revolving Credit Claimholders with respect to the Term Loan Priority Collateral is to hold a Lien on such Collateral pursuant to the Revolving Credit Collateral Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Term Loan Obligations has occurred.
(d)    Subject to Sections 3.2(a) and (c) and Section 6.3(c)(2):
(1)    the Revolving Credit Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that the Revolving Credit Agent and the Revolving Credit Claimholders will not, except as not prohibited herein, take any action that would hinder or delay any exercise of remedies under the Term Loan Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Term Loan Priority Collateral, whether by foreclosure or otherwise;
(2)    the Revolving Credit Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby waives any and all rights it or the Revolving Credit Claimholders may have as a junior lien creditor with respect to the Term Loan Priority Collateral or otherwise to object to the manner in which the any Term Loan Collateral Agent or the Term Loan Claimholders seek to enforce or collect the Term Loan Obligations or the Liens on the Term Loan Priority Collateral securing the Term Loan Obligations granted in any of the Term Loan Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of any Term Loan Collateral Agent or the Term Loan Claimholders is adverse to the interest of the Revolving Credit Claimholders; and
(3)    the Revolving Credit Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any of the Revolving Credit Collateral Documents or any other Revolving Credit Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Term Loan Collateral Agents or the Term Loan Claimholders with respect to the Term Loan Priority Collateral as set forth in this Agreement and the Term Loan Documents.
(e)    Except as otherwise set forth in, or otherwise prohibited by or inconsistent with, any provision of this Agreement (including Sections 3.2(a) and (d), Section 3.5 and any provision prohibiting or restricting them from taking various actions or making various objections), the Revolving Credit Agent and the Revolving Credit Claimholders may exercise rights and remedies as unsecured creditors against any Grantor and may exercise rights and remedies with respect to the ABL Priority Collateral, in each case, in accordance with the terms of the Revolving Credit Documents and applicable law; provided, however, that in the event that any Revolving Credit Claimholder becomes a judgment Lien creditor in respect of Term Loan Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Revolving Credit Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Term Loan Obligations) as the other Liens securing the Revolving Credit Obligations are subject to this Agreement.
(f)    Nothing in this Agreement shall prohibit the receipt by the Revolving Credit Agent or any Revolving Credit Claimholders of payments of interest, principal and other amounts owed in respect of the Revolving Credit Obligations so long as such receipt is not the direct or indirect result of the exercise by the Revolving Credit Agent or any Revolving Credit Claimholders of rights or remedies with respect to Term Loan Priority Collateral (including set-off) or enforcement of any Lien on the Term Loan Priority Collateral held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Term Loan Collateral Agents or the Term Loan Claimholders may have against the Grantors under the Term Loan Documents, other than with respect to the ABL Priority Collateral solely to the extent expressly provided herein.
3.3.    [Omitted].
3.4.    [Omitted].
3.5.    Exercise of Remedies - Set Off and Tracing of and Priorities in Proceeds.
(a)    The Revolving Credit Agent, for itself and on behalf of the Revolving Credit Claimholders, acknowledges and agrees that, to the extent the Revolving Credit Agent or any Revolving Credit Claimholder exercises its rights of setoff against any Grantors’ Deposit Accounts or Securities Accounts that contain identifiable Proceeds of Term Loan Priority Collateral, a percentage of the amount of such setoff equal to the percentage that such Proceeds of Term Loan Priority Collateral bear to the total amount on deposit in or credited to the balance of such Deposit Accounts or Securities Accounts shall be deemed to constitute Term Loan Priority Collateral, which amount shall be held and distributed pursuant to Section 4.3; provided, however that the foregoing shall not apply to any setoff by the Revolving Credit Agent against any Deposit Accounts or Securities Accounts to the extent applied to the payment of Revolving Credit Obligations.
(b)    Each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, also agrees that prior to an issuance of an Enforcement Notice, all funds deposited in an account subject to a Deposit Account Control Agreement or a Dominion Account that constitute ABL Priority Collateral and then applied to the Revolving Credit Obligations shall be treated as ABL Priority Collateral and, unless the Revolving Credit Agent has actual knowledge to the contrary, any claim that payments made to the Revolving Credit Agent through the Deposit Accounts and Securities Accounts that are subject to such Deposit Account Control Agreements or Dominion Accounts, respectively, are Proceeds of or otherwise constitute Term Loan Priority Collateral are waived by the Term Loan Collateral Agents and the Term Loan Claimholders; provided that after the issuance of an Enforcement Notice by the Controlling Term Loan Collateral Agent, all identifiable proceeds of Term Loan Priority Collateral shall be deemed Term Loan Priority Collateral, whether or not held in an account subject to a control agreement.
(c)    The Revolving Credit Agent, for itself and on behalf of the Revolving Credit Claimholders, and each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, further agree that prior to an issuance of an Enforcement Notice, any Proceeds of Collateral, whether or not deposited in an account subject to a deposit account control agreement or a securities account control agreement, shall not (as between the Collateral Agents, the Revolving Credit Claimholders and the Term Loan Claimholders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral.

SECTION 4.	Payments.
4.1.    Application of Proceeds.
(a)    So long as the Discharge of Revolving Credit Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all ABL Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the Revolving Credit Agent or any Revolving Credit Claimholder, shall be applied by the Revolving Credit Agent to the Revolving Credit Obligations in such order as specified in the relevant Revolving Credit Documents. Upon the Discharge of Revolving Credit Obligations, the Revolving Credit Agent shall deliver to the Controlling Term Loan Collateral Agent any Collateral and Proceeds of Collateral held by it as a result of the exercise of remedies in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Controlling Term Loan Collateral Agent to the Term Loan Obligations in such order as specified in Section 4.1(b).
(b)    So long as the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Term Loan Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by any Term Loan Collateral Agent or any Term Loan Claimholder, shall be applied by the Controlling Term Loan Collateral Agent to the Term Loan Obligations in the order specified in the Term Loan Documents. Upon the Discharge of Term Loan Obligations, each Term Loan Collateral Agent shall deliver to the Revolving Credit Agent any Collateral and Proceeds of Collateral held by it as a result of the exercise of remedies in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Revolving Credit Agent to the Revolving Credit Obligations in such order as specified in the Revolving Credit Collateral Documents.
4.2.    Payments Over in Violation of Agreement. So long as neither the Discharge of Revolving Credit Obligations nor the Discharge of Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or Proceeds thereof (including assets or Proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any Collateral Agent or any Term Loan Claimholders or Revolving Credit Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or otherwise received in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the appropriate Collateral Agent for the benefit of the Term Loan Claimholders or the Revolving Credit Claimholders, as the case may be, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each Collateral Agent is hereby authorized by the other Collateral Agent to make any such endorsements as agent for the other Collateral Agent or any Term Loan Claimholders or Revolving Credit Claimholders, as the case may be. This authorization is coupled with an interest and is irrevocable until the Discharge of Revolving Credit Obligations and Discharge of Term Loan Obligations.
4.3.    Application of Payments. Subject to the other terms of this Agreement, all payments received by (a) the Revolving Credit Agent or the Revolving Credit Claimholders may be applied, reversed and reapplied, in whole or in part, to the Revolving Credit Obligations to the extent provided for in the Revolving Credit Documents and (b) the Term Loan Collateral Agents or the Term Loan Claimholders may be applied, reversed and reapplied, in whole or in part, to the Term Loan Obligations.

4.4.    Reinstatement.
(a)    To the extent any payment with respect to any Revolving Credit Obligation (whether by or on behalf of any Grantor, as Proceeds of security, enforcement of any right of setoff or otherwise) is avoided or otherwise declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Term Loan Claimholders, receiver or similar Person, whether in connection with any Insolvency or Liquidation Proceeding or otherwise, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Revolving Credit Claimholders and the Term Loan Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the Revolving Credit Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including, without limitation, Post-Petition Interest) shall, as between the Revolving Credit Claimholders and the Term Loan Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Revolving Credit Obligations.”
(b)    To the extent any payment with respect to any Term Loan Obligation (whether by or on behalf of any Grantor, as Proceeds of security, enforcement of any right of setoff or otherwise) is avoided or otherwise declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Revolving Credit Claimholders, receiver or similar Person, whether in connection with any Insolvency or Liquidation Proceeding or otherwise, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Term Loan Claimholders and the Revolving Credit Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the Term Loan Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including, without limitation, Post-Petition Interest) shall, as between the Term Loan Claimholders and the Revolving Credit Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Term Loan Obligations.”

SECTION 5.	Other Agreements.
5.1.    Releases.
(a)    (i)    If in connection with the exercise of the Revolving Credit Agent’s remedies in respect of any Collateral as provided for in Section 3.1, the Revolving Credit Agent, for itself or on behalf of any of the Revolving Credit Claimholders, releases any of its Liens on any part of the ABL Priority Collateral, then the Liens, if any, of each Term Loan Collateral Agent, for itself or for the benefit of the Term Loan Claimholders, on the ABL Priority Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. Each Term Loan Collateral Agent, for itself or on behalf of any such Term Loan Claimholders, promptly shall execute and deliver to the Revolving Credit Agent or such Grantor such termination statements, releases and other documents as the Revolving Credit Agent or such Grantor may request to effectively confirm such release.
(ii)    If in connection with the exercise of the Controlling Term Loan Collateral Agent’s remedies in respect of any Collateral as provided for in Section 3.2, the Controlling Term Loan Collateral Agent, for itself or on behalf of any of the Term Loan Claimholders, releases any of its Liens on any part of the Term Loan Priority Collateral, then the Liens, if any, of the Revolving Credit Agent, for itself or for the benefit of the Revolving Credit Claimholders, on the Term Loan Priority Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. The Revolving Credit Agent, for itself or on behalf of any such Revolving Credit Claimholders, promptly shall execute and deliver to the Controlling Term Loan Collateral Agent or such Grantor such termination statements, releases and other documents as the Controlling Term Loan Collateral Agent or such Grantor may request to effectively confirm such release.
(b)    If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of both the Revolving Credit Documents and the Term Loan Documents (other than in connection with the exercise of the respective Collateral Agent’s rights and remedies in respect of the Collateral as provided for in Sections 3.1 and 3.2), (i) the Revolving Credit Agent, for itself or on behalf of any of the Revolving Credit Claimholders, releases any of its Liens on any part of the ABL Priority Collateral, in each case other than (A) in connection with the Discharge of Revolving Credit Obligations or (B) after the occurrence and during the continuance of a Term Loan Default, then the Liens, if any, of each Term Loan Collateral Agent, for itself or for the benefit of the applicable Term Loan Claimholders, on such Collateral shall be automatically, unconditionally and simultaneously released, and (ii) the Controlling Term Loan Collateral Agent, for itself or on behalf of any of the applicable Term Loan Claimholders, releases any of its Liens on any part of the Term Loan Priority Collateral, in each case other than (A) in connection with the Discharge of Term Loan Obligations or (B) after the occurrence and during the continuance of a Revolving Credit Default, then the Liens, if any, of the Revolving Credit Agent, for itself or for the benefit of the Revolving Credit Claimholders on such Collateral (or, if such Collateral includes the Equity Interests of any Subsidiary, the Liens on Collateral owned by such Subsidiary) shall be automatically, unconditionally and simultaneously released. The Revolving Credit Agent and each Term Loan Collateral Agent, each for itself and on behalf of any such Revolving Credit Claimholders or Term Loan Claimholders, as the case may be, promptly shall execute and deliver to the other Collateral Agents or such Grantor such termination statements, releases and other documents as the other Collateral Agents or such Grantor may request to effectively confirm such release.
(c)    Until the Discharge of Revolving Credit Obligations and Discharge of Term Loan Obligations shall occur, the Revolving Credit Agent, for itself and on behalf of the Revolving Credit Claimholders, and each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, as the case may be, hereby irrevocably constitutes and appoints the other Collateral Agents and any officer or agent of the other Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the other Collateral Agent or such holder or in the Collateral Agent’s own name, from time to time in such Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.
(d)    Until the Discharge of Revolving Credit Obligations and Discharge of Term Loan Obligations shall occur, to the extent that the Collateral Agents or the Revolving Credit Claimholders or the Term Loan Claimholders (i) have released any Lien on Collateral and such Lien is later reinstated or (ii) obtain any new Liens from any Grantor, then each other Collateral Agent, for itself and for the Revolving Credit Claimholders or applicable Term Loan Claimholders, as the case may be, shall be granted a Lien on any such Collateral, subject to the lien priority provisions of this Agreement and subject to Section 2.5 of this Agreement.

5.2.    Insurance.
(a)    Unless and until the Discharge of Revolving Credit Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Revolving Credit Documents, each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders agrees, that (i) in accordance with the terms of the applicable Credit Documents, the Revolving Credit Agent shall have the sole and exclusive right to adjust settlement for any insurance policy covering the ABL Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) in accordance with the terms of the applicable Credit Documents, all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of such Collateral and to the extent required by the Revolving Credit Documents shall be paid to the Revolving Credit Agent for the benefit of the Revolving Credit Claimholders pursuant to the terms of the Revolving Credit Documents (including, without limitation, for purposes of cash collateralization of letters of credit) and thereafter, to the extent no Revolving Credit Obligations are outstanding, and subject to the rights of the Grantors under the Term Loan Documents, to the Term Loan Collateral Agents for the benefit of the Term Loan Claimholders to the extent required under the Term Loan Collateral Documents, and then to the extent no Term Loan Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if any Term Loan Collateral Agent or any Term Loan Claimholders shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Revolving Credit Agent in accordance with the terms of Section 4.2.
(b)    Unless and until the Discharge of Term Loan Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Term Loan Documents, the Revolving Credit Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that (i) in accordance with the terms of the applicable Credit Documents, the Controlling Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Term Loan Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) in accordance with the terms of the applicable Credit Documents, all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of such Collateral and to the extent required by the Term Loan Documents shall be paid to the Term Loan Collateral Agents for the benefit of the Term Loan Claimholders pursuant to the terms of the Term Loan Documents and thereafter, to the extent no Term Loan Obligations are outstanding, and subject to the rights of the Grantors under the Revolving Credit Documents, to the Revolving Credit Agent for the benefit of the Revolving Credit Claimholders to the extent required under the Revolving Credit Collateral Documents and then, to the extent no Revolving Credit Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) in accordance with the terms of the applicable Credit Documents, if the Revolving Credit Agent or any Revolving Credit Claimholders shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Controlling Term Loan Collateral Agent in accordance with the terms of Section 4.2.
(c)    To effectuate the foregoing, the Collateral Agents shall each receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder. To the extent any Proceeds are received for business interruption or for any liability or indemnification and those Proceeds are not compensation for a casualty loss with respect to the Term Loan Priority Collateral, such Proceeds shall first be applied to repay the Revolving Credit Obligations (to the extent required pursuant to the Revolving Credit Agreement) and then be applied, to the extent required by the Term Loan Documents, to the Term Loan Obligations.
5.3.    Amendments to Revolving Credit Documents and Term Loan Documents; Refinancing.
(a)    The Term Loan Documents may be amended, amended and restated, replaced, supplemented or otherwise modified in accordance with their terms and the Term Loan Obligations may be Refinanced, in each case, without notice to, or the consent of the Revolving Credit Agent or the Revolving Credit Claimholders, all without affecting the lien priorities or other provisions of this Agreement; provided, however, that any such Refinancing shall comply with Section 5.5 and shall not contravene any provision of this Agreement.
(b)    The Revolving Credit Documents may be amended, amended and restated, replaced, supplemented or otherwise modified in accordance with their terms and the Revolving Credit Agreement may be Refinanced, in each case, without notice to, or the consent of any Term Loan Collateral Agent or the Term Loan Claimholders, all without affecting the lien priorities or other provisions of this Agreement; provided, however, that any such Refinancing shall comply with Section 5.5 and shall not contravene any provision of this Agreement.
(c)    On or after any Refinancing, and the receipt of notice thereof, which notice shall include the identity of an new or replacement Collateral Agent or other agent serving the same or similar function, each existing Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as any Grantor or such new or replacement Collateral Agent may reasonably request in order to provide to such new or replacement Collateral Agent the rights, remedies and powers and authorities contemplated hereby, in each case consistent in all respects with the terms of this Agreement (it being understood that the execution and delivery of any such documents shall not be required for the effectiveness of any Joinder Agreement pursuant to which such new or replacement Collateral Agent or such other agent becomes a party hereto).
(d)    The Revolving Credit Agent and each Term Loan Collateral Agent shall each use good faith efforts to notify the other parties hereto of any written amendment or modification to any Revolving Credit Document or any Term Loan Document, as applicable, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party.
5.4.    Bailees for Perfection.
(a)    Except as provided in Section 2.5, each Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral, other than, for the avoidance of doubt, any Italian and Mexican Foreign Stock, being the “Pledged Collateral”) as collateral agent for the Revolving Credit Claimholders or the Term Loan Claimholders, as the case may be, and as bailee for the other Collateral Agents (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the Revolving Credit Documents and the Term Loan Documents, respectively, subject to the terms and conditions of this Section 5.4. In furtherance of the foregoing, the Revolving Credit Collateral Agent agrees to act as agent for the benefit and on behalf of the Term Loan Collateral Agents and Term Loan Claimholders under each control agreement (including any such control agreement in effect on the date hereof) entered into pursuant to the Revolving Documents, solely for the purposes of perfecting the Lien and security interest of each Term Loan Collateral Agent for the benefit of the applicable Term Loan Claimholders in all Deposit Accounts, Securities Accounts and commodity accounts subject to such control agreements.
(b)    The Revolving Credit Parties have granted to Revolving Credit Collateral Agent, for the benefit of the applicable Revolving Credit Claimholders, a lien and security interest on, among other things, Equity Interests in Foreign Subsidiaries organized in Italy and Mexico (the “Italian and Mexican Foreign Stock”). To the extent that the lien and security interest in favor of Revolving Credit Collateral Agent, for the benefit of the applicable Revolving Credit Claimholders, in the Italian and Mexican Foreign Stock is valid and enforceable under applicable law, then the Term Loan Collateral Agent agrees to hold that part of the Italian and Mexican Foreign Stock in its possession or control (or in the possession or control of its agents or bailees) as collateral agent for the Revolving Credit Claimholders and as bailee and custodian for the Revolver Credit Collateral Agent (such agency, bailment, or custody being intended, among other things, to satisfy any requirements under applicable law for the perfection of Revolving Credit Claimholders’ lien and security interest in the Italian and Mexican Foreign Stock) and any assignee solely for the purpose of perfecting the security interest granted under the Revolving Credit Documents, subject to the terms and conditions of this Section 5.4.
(c)    The provisions set out in this Section 5.4(c) and Section 5.4(d) and (e) shall be applicable solely with respect to the documents governed by the laws of Mexico that are now existing or entered into after the date hereof for the benefit of the Initial Term Loan Collateral Agent (the “Foreign Collateral Documents) that create (or purport to create) Liens on any Term Loan Priority Collateral to secure the Initial Term Loan Obligations and the Revolving Credit Obligations (collectively, the “Applicable Collateral”). The Revolving Credit Collateral Agent on behalf of the Revolving Credit Claimholders hereby appoints Initial Term Loan Collateral Agent as its collateral agent solely for purposes of the Foreign Collat-eral Documents (in such capacity referred to herein as the “Foreign Collateral Agent”) and authorizes the Foreign Collateral Agent to enter into the Foreign Collateral Documents also as “collateral agent” of the Revolving Credit Collateral Agent on behalf of the Revolving Credit Claimholders solely to hold the security interests granted thereunder in the Applicable Collateral on behalf of and for the benefit of the Revolving Credit Claimholders, pur-suant to the terms of the Foreign Collateral Documents and this Sec-tion 5.4. Each of the parties hereto agrees that the Foreign Collateral Agent shall have only those duties, obligations and responsibilities expressly specified in this Agree-ment or in the Foreign Collateral Document and no other duties, obligations or re-sponsibilities shall be implied.
(d)     The Foreign Collateral Agent shall act solely pursuant to the Term Loan Documents in connection with any actions pursuant to the Foreign Collateral Documents and shall not have any obligations to any Revolving Credit Claimholders to act pursuant to their instructions or pursuant to the Revolving Credit Documents, including after the Discharge of Term Loan Obligations. The Foreign Collateral Agent shall be entitled to all the indemnity and exculpatory provisions afforded to the Revolving Credit Collateral Agent pursuant to the Revolving Credit Documents. The Foreign Collateral Agent shall not have any responsibility or be liable for:
(1)    the adequacy, accuracy and/or completeness of any information supplied by the Foreign Collateral Agent from any other person in connection with the Foreign Collateral Documents or the transactions contemplated therein, or any oth-er agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Foreign Collateral Documents;

(2)    the legality, validity, effectiveness, perfection or failure to perfect, ade-quacy or enforceability of the Foreign Collateral Documents or the security pur-ported to be granted thereby or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection therewith; or
(3)    any losses to any person or any liability arising as a result of taking or re-fraining from taking any action in relation to the Foreign Collateral Documents or otherwise, whether in accordance with an instruction from the Term Loan Claimholders or other-wise.
(e)    The Initial Term Loan Collateral Agent can resign at any time from acting as a Foreign Collateral Agent by providing a 10-days prior notice to the Revolving Credit Collateral Agent and the Grantors, provided, that, the Initial Term Loan Collateral Agent shall not exercise such right to resign as Foreign Collateral Agent so long as Bank of America, N.A. is the Revolving Credit Collateral Agent.
(f)    Any provision to the contrary contained elsewhere in this Agreement, Revolving Credit Collateral Agent and Term Loan Collateral Agents (including acting as Foreign Collateral Agent) shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Revolving Credit Collateral Agent have or be deemed to have any fiduciary relationship with the Term Loan Collateral Agents or the Term Loan Claimholders, nor shall Term Loan Collateral Agents have or be deemed to have any fiduciary relationship with the Revolving Credit Collateral Agent or the Revolving Credit Claimholders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against either of Revolving Credit Collateral Agent or Term Loan Collateral Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to Revolving Credit Collateral Agent and Term Loan Collateral Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, each of Revolving Credit Collateral Agent and Term Loan Collateral Agents shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Revolving Credit Collateral Agent or any Term Loan Collateral Agent expressly is entitled to take or assert under or pursuant to this Agreement.
(g)    No Collateral Agent shall have any obligation whatsoever to the other Collateral Agents, to any Revolving Credit Claimholder, or to any Term Loan Claimholder to ensure that the Pledged Collateral, Applicable Collateral or Italian and Mexican Foreign Stock is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the respective Collateral Agents under this Section 5.4 shall be limited solely to holding the Pledged Collateral or Italian and Mexican Foreign Stock as bailee, custodian or agent in accordance with this Section 5.4 and delivering or cooperating with the other Collateral Agent with respect to the Pledged Collateral and Italian and Mexican Foreign Stock upon a Discharge of Revolving Credit Obligations or Discharge of Term Loan Obligations, as the case may be, as provided in paragraph (i) below.
(h)    No Collateral Agent acting pursuant to this Section 5.4 shall have by reason of the Revolving Credit Documents, the Term Loan Documents, this Agreement or any other document a fiduciary relationship in respect of the other Collateral Agent, or any Revolving Credit Claimholders or any Term Loan Claimholders. Each of the Term Loan Collateral Agents, for itself and on behalf of the applicable Term Loan Claimholders, hereby waives and releases the Revolving Credit Agent from all claims and liabilities arising pursuant to the Revolving Credit Agent’s role under this Section 5.4 as gratuitous bailee, custodian, or agent with respect to the ABL Priority Collateral. The Revolving Credit Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby waives and releases each Term Loan Collateral Agent (including in its capacity as Foreign Collateral Agent) from all claims and liabilities arising pursuant to the Term Loan Collateral Agents’ roles under this Section 5.4 as gratuitous bailee, custodian, or agent with respect to the Term Loan Priority Collateral.
(i)    Upon the Discharge of Revolving Credit Obligations or the Discharge of Term Loan Obligations, as the case may be, the Collateral Agent under the debt facility which has been discharged shall deliver or cooperate with the other Collateral Agent to have the Grantors collaterally assign or pledge to the other Collateral Agent, the remaining Pledged Collateral (if any) or Applicable Collateral or Italian and Mexican Foreign Stock, together with any necessary endorsements and without recourse or warranty, first, to the other Collateral Agent (for the avoidance of doubt, in the case of the Discharge of Revolving Credit Obligations, to the Controlling Term Loan Collateral Agent) to the extent the other Obligations (other than Contingent Obligations) remain outstanding, and second, to the applicable Grantor to the extent no Revolving Credit Obligations or Term Loan Obligations, as the case may be, remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral or Italian and Mexican Foreign Stock). Each Collateral Agent further agrees, to the extent that any other Obligations (other than applicable Contingent Obligations) remain outstanding, to take all other commercially reasonable action as shall be reasonably requested by the other Collateral Agent, at the sole cost and expense of the Credit Parties, to permit such other Collateral Agent to obtain, for the benefit of the Revolving Credit Claimholders or Term Loan Claimholders, as applicable, a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.
(j)    Subject to the terms of this Agreement, (i) so long as the Discharge of Revolving Credit Obligations has not occurred, the Revolving Credit Agent shall be entitled to deal with the Pledged Collateral or other Collateral within its “control” in accordance with the terms of this Agreement and other Revolving Credit Documents, but only to the extent that such Collateral constitutes ABL Priority Collateral, as if the Liens of the Term Loan Collateral Agents and Term Loan Claimholders did not exist and (ii) so long as the Discharge of Term Loan Obligations has not occurred, the Controlling Term Loan Collateral Agent shall be entitled to deal with the Pledged Collateral, Applicable Collateral, Italian and Mexican Foreign Stock, or other Collateral within its “control” (including, without limitation, any Equity Interests in any Foreign Subsidiaries) in accordance with the terms of this Agreement and other Term Loan Documents, but only to the extent that such Collateral constitutes Term Loan Priority Collateral, as if the Liens of the Revolving Credit Collateral Agent and Revolving Credit Claimholders did not exist. In furtherance of the foregoing, promptly following the (x) Discharge of Revolving Credit Obligations, unless a New Debt Notice in respect of new Revolving Credit Documents shall have been delivered as provided in Section 5.5 below, the Revolving Credit Agent hereby agrees to cooperate with each Term Loan Collateral Agent, at the cost and expense of the Credit Parties, in order to have each deposit account control agreement or securities account control agreement, as applicable, assigned to the Controlling Term Loan Collateral Agent, unless the Discharge of Term Loan Obligations has occurred (as certified to the Revolving Credit Collateral Agent by the Borrowers), in which case, such deposit account control agreement or securities account control agreement, as the case may be, shall be terminated and (y) Discharge of the Term Loan Obligations, unless a New Debt Notice in respect of new Term Loan Obligations shall have been delivered as provide in Section 5.5 below, the Term Loan Agent agrees to cooperate with Revolving Credit Collateral Agent, at the cost and expenses of the Credit Parties, in order to have any Italian and Mexican Foreign Stock collateral assigned or pledged to Revolving Credit Collateral Agent, unless a Discharge of the Revolver Credit Obligations has occurred, in which case, Term Loan Collateral Agent’s and the Term Loan Claimholders’ Lien in such Italian and Mexican Foreign Stock shall be terminated.
(k)    Notwithstanding anything in this Agreement to the contrary:

(1)    each of the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that any requirement under any Revolving Credit Collateral Document that any Grantor deliver any Collateral that constitutes Term Loan Priority Collateral to the Revolving Credit Collateral Agent, or that requires any Grantor to vest the Revolving Credit Collateral Agent with possession or “control” (as defined in the UCC) of any Collateral that constitutes Term Loan Priority Collateral, in each case, shall be deemed satisfied to the extent that, prior to the Discharge of Term Loan Obligations (other than Contingent Obligations), such Collateral is delivered to the Controlling Term Loan Collateral Agents, or the Controlling Term Loan Collateral Agents shall have been vested with such possession or (unless, pursuant to the UCC, control may be given concurrently to the Revolving Credit Collateral Agent and the Controlling Term Loan Collateral Agent) “control,” in each case, subject to the provisions of Section 5.4; and
(2)    each of the Term Loan Collateral Agents, for itself and on behalf of the applicable Term Loan Claimholders, agrees that any requirement under any Term Loan Collateral Document that any Grantor deliver any Collateral that constitutes ABL Priority Collateral to such Term Loan Collateral Agent, or that requires any Grantor to vest such Term Loan Collateral Agent with possession or “control” (as defined in the UCC) of any Collateral that constitutes ABL Priority Collateral, in each case, shall be deemed satisfied to the extent that, prior to the Discharge of Revolving Credit Obligations (other than Contingent Obligations), such Collateral is delivered to the Revolving Credit Collateral Agent, or the Revolving Credit Collateral Agent shall have been vested with such possession or (unless, pursuant to the UCC, control may be given concurrently to the Term Loan Collateral Agent and the Revolving Credit Collateral Agent) “control,” in each case, subject to the provisions of Section 5.4.
5.5.    When Discharge of Revolving Credit Obligations and Discharge of Term Loan Obligations Deemed to Not Have Occurred. If in connection with the Discharge of Revolving Credit Obligations or the Discharge of Term Loan Obligations, any Borrower substantially concurrently or subsequently enters into any Refinancing of any Revolving Credit Obligation or Term Loan Obligation as the case may be, which Refinancing is permitted by both the Term Loan Documents and the Revolving Credit Documents, in each case, to the extent such documents will remain in effect following such Refinancing, then such Discharge of Revolving Credit Obligations or the Discharge of Term Loan Obligations, shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken pursuant to this Agreement as a result of the occurrence of such Discharge of Revolving Credit Obligations or Discharge of Term Loan Obligations, as applicable) and, from and after the date on which the New Debt Notice is delivered to the appropriate Collateral Agents in accordance with the next sentence, the obligations under such Refinancing (the “Refinanced Obligations”) shall automatically be treated as Revolving Credit Obligations or Term Loan Obligations, as applicable, for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Revolving Credit Collateral Agent or Term Loan Collateral Agent, as the case may be, under such new Revolving Credit Documents or new Term Loan Documents shall be the Revolving Credit Collateral Agent or a Term Loan Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New Debt Notice”) stating that a Borrower has entered into new Revolving Credit Documents or new Term Loan Documents (which notice shall include a complete copy of the relevant new documents (excluding any confidential fee letter) and provide the identity of the new collateral agent, such agent, the “New Agent”), the other Collateral Agents shall deliver to the New Agent any Pledged Collateral and Italian and Mexican Foreign Stock (that is Term Loan Priority Collateral, in the case of a New Agent that is the agent under any new Term Loan Documents or that is ABL Priority Collateral, in the case of a New Agent that is the agent under any new Revolving Credit Documents) held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall become a party to this agreement by executing and delivering a Joinder Agreement in compliance with Section 5.7. Subject to Section 2.5, if the new Revolving Credit Obligations under the new Revolving Credit Documents or the new Term Loan Obligations under the new Term Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the other Obligations, then the other Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Revolving Credit Documents, Term Loan Collateral Documents and this Agreement.
5.6.    [Reserved.]
5.7.    Additional Term Loan Debt and Refinanced Obligations. The Lead Borrowers and the other applicable Grantors will be permitted to designate (i) as an additional holder of Term Loan Obligations hereunder each Person who is, or who becomes or who is to become, the registered holder of any Additional Term Loan Debt incurred by the Lead Borrowers or such Grantor after the date of this Agreement in accordance with the terms of all then-existing Secured Revolver/Term Loan Documents, and (ii) as a holder of Refinanced Obligations hereunder, each Person who is, or becomes or who is to become, the registered holder of Refinanced Obligations hereunder in accordance with Section 5.5. Upon the issuance or incurrence of any such Additional Term Loan Debt or such Refinanced Obligations, as the case may be:
(a)    the Lead Borrowers shall deliver to the Term Loan Collateral Agents and the Revolving Credit Collateral Agent a certificate of a Responsible Officer of the Borrower stating that the Lead Borrowers or such Grantor has entered into, or intends to enter into, an Additional Term Loan Instrument or (ii) incur Refinanced Obligations, as applicable, and certifying (x) in the case of any Additional Term Loan Instrument, that the issuance or incurrence of Additional Term Loan Debt under such Additional Term Loan Instrument is permitted by each then-existing Secured Revolver/Term Loan Documents, or (y) in the case of any Refinanced Obligations, the issuance or incurrence thereof is in accordance with Section 5.5;
(b)    the Additional Term Loan Priority Collateral for such Additional Term Loan Debt or the New Agent for such Refinanced Obligations, as applicable, shall execute and deliver to the Collateral Agents a Joinder Agreement; and
(c)    in the case of any Additional Term Loan Debt, the Term Loan Collateral Documents in respect of such Additional Term Loan Debt shall be subject to, and shall comply with, Sections 2.3 and 2.4 of this Agreement.
Upon satisfaction of the conditions set forth in the foregoing clauses (a) through (c), the Additional Term Loan Collateral Agent for such Additional Term Loan Debt or the New Agent for such Refinanced Obligations, as applicable, shall be a Collateral Agent hereunder and the respective obligations will be Additional Term Loan Obligations or Refinanced Obligations, as applicable, without further act on the part of any Person.
Each existing Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Lead Borrowers or the Additional Term Loan Collateral Agent for such Additional Term Loan Debt or the New Agent for such Refinanced Obligations, as applicable, may reasonably request, in each case consistent in all respects with the terms of this Agreement.
Notwithstanding the foregoing, nothing in this Agreement will be construed to allow Parent or any other Grantor to incur additional indebtedness unless otherwise permitted by the terms of each applicable Credit Document.

SECTION 6.	Insolvency or Liquidation Proceedings.
6.1.    Finance Issues.
(a)    Until the Discharge of Revolving Credit Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Revolving Credit Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting ABL Priority Collateral on which the Revolving Credit Collateral Agent or any other creditor has a Lien or to permit any Grantor to obtain financing to be secured at least in part by the ABL Priority Collateral, whether from the Revolving Credit Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”) then each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, agrees that it will raise no objection to such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meets the following requirements: (i) the Term Loan Collateral Agents and the Term Loan Claimholders retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to their interests in the Term Loan Priority Collateral, and (ii) the terms of the DIP Financing (A) do not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order and (B) do not require that any Lien of the Term Loan Collateral Agents on the Term Loan Priority Collateral be subordinated to or pari passu with any Lien on the Term Loan Priority Collateral securing such DIP Financing. To the extent the Liens securing the Revolving Credit Obligations are subordinated to or pari passu with such DIP Financing which meets the requirements of clauses (i) through (ii) above, each Term Loan Collateral Agent will subordinate its Liens in the ABL Priority Collateral to (1) the Liens thereon securing such DIP Financing (and all Obligations relating thereto), (2) all adequate protection Liens thereon granted to the Revolving Credit Claimholders, and (3) to any “carve out” therefrom for professional and United States Trustee fees that has been agreed to by the Revolving Credit Collateral Agent, and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Revolving Credit Collateral Agent or to the extent permitted by Section 6.3).
(b)    Until the Discharge of Term Loan Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Controlling Term Loan Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Term Loan Priority Collateral on which the Term Loan Collateral Agents or any other creditor has a Lien or to permit any Grantor to obtain financing to be secured at least in part by the Term Loan Priority Collateral, whether from the Term Loan Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“Term Loan DIP Financing”) then the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that it will raise no objection to such Cash Collateral use or Term Loan DIP Financing so long as such Cash Collateral use or Term Loan DIP Financing meets the following requirements: (i) the Revolving Credit Collateral Agent and the Revolving Credit Claimholders retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the Term Loan DIP Financing that are materially prejudicial to their interests in the Revolving Credit Collateral, and (ii) the terms of the Term Loan DIP Financing (A) do not expressly require the liquidation of the Collateral prior to a default under the Term Loan DIP Financing documentation or Cash Collateral order and (B) do not require that any Lien of the Revolving Credit Collateral Agent on the ABL Priority Collateral be subordinated to or pari passu with any Lien on the ABL Priority Collateral securing such Term Loan DIP Financing. To the extent the Liens securing the Term Loan Obligations are subordinated to or pari passu with such Term Loan DIP Financing which meets the requirements of clauses (i) through (ii) above, the Revolving Credit Collateral Agent will subordinate its Liens in the Term Loan Priority Collateral to (1) the Liens thereon securing such Term Loan

DIP Financing (and all Obligations relating thereto), (2) all adequate protection Liens thereon granted to the Term Loan Claimholders, and (3) to any “carve out” therefrom for professional and United States Trustee fees that has been agreed to by the Controlling Term Loan Collateral Agent, and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Controlling Term Loan Collateral Agent or to the extent permitted by Section 6.3).
6.2.    Relief from the Automatic Stay.
(a)    Until the Discharge of Revolving Credit Obligations has occurred, each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the ABL Priority Collateral, without the prior written consent of the Revolving Credit Collateral Agent.
(b)    Until the Discharge of Term Loan Obligations has occurred, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Term Loan Priority Collateral without the prior written consent of the Controlling Term Loan Collateral Agent.
6.3.    Adequate Protection.
(a)    Each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, agrees that none of them shall contest (or support any other Person contesting):
(1)    any request by the Revolving Credit Collateral Agent or the Revolving Credit Claimholders for adequate protection with respect to the ABL Priority Collateral; provided that (A) such adequate protection claim shall not seek the creation of any Lien over additional assets or property of any Grantor other than with respect to assets or property that constitute Revolving Credit Collateral and (B) if such additional assets or property shall also constitute Term Loan Priority Collateral, (i) a Lien shall have been created in favor of the Term Loan Claimholders in respect of such Collateral and (ii) the Lien in favor of the Revolving Credit Claimholders on such Term Loan Priority Collateral shall be subordinated to the extent set forth in this Agreement; or
(2)    any objection by the Revolving Credit Collateral Agent or the Revolving Credit Claimholders to any motion, relief, action or proceeding based on the Revolving Credit Collateral Agent or the Revolving Credit Claimholders claiming a lack of adequate protection with respect to the ABL Priority Collateral; provided that if the Revolving Credit Collateral Agent is granted adequate protection in the form of additional or replacement collateral, the Term Loan Collateral Agents and the Term Loan Claimholders may seek or request adequate protection in the form of a Lien on such additional or replacement collateral; it being understood and agreed that (1) if such additional or replacement collateral shall also constitute Term Loan Priority Collateral, the Lien on such additional or replacement collateral that constitutes Term Loan Priority Collateral in favor of or providing adequate protection for the Revolving Credit Collateral Agent shall be subordinate to the Lien on such Term Loan Priority Collateral in favor of or providing adequate protection for the Term Loan Collateral Agents and (2) if such additional or replacement collateral shall also constitute ABL Priority Collateral, the Lien on such additional or replacement collateral that constitutes ABL Priority Collateral in favor of or providing adequate protection for the Revolving Credit Collateral Agent shall be senior to the Lien on such ABL Priority Collateral in favor of or providing adequate protection for the Term Loan Collateral Agents, in each case with respect to the foregoing clauses (1) and (2), to the extent required by this Agreement.
(b)    The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that none of them shall contest (or support any other Person contesting):
(1)    any request by the Controlling Term Loan Collateral Agent for adequate protection with respect to the Term Loan Priority Collateral; provided that (A) such adequate protection claim shall not seek the creation of any Lien over additional assets or property of any Grantor other than with respect to assets or property that constitute Term Loan Facility Collateral and (B) if such additional assets or property shall also constitute ABL Priority Collateral, (i) a Lien shall have been created in favor of the Revolving Credit Claimholders in respect of such Collateral and (ii) the Lien in favor of the Term Loan Claimholders on such ABL Priority Collateral shall be subordinated to the extent set forth in this Agreement; or
(2)    any objection by the Controlling Term Loan Collateral Agent to any motion, relief, action or proceeding based on the Controlling Term Loan Collateral Agent claiming a lack of adequate protection with respect to the Term Loan Priority Collateral; provided that if the Term Loan Collateral Agents are granted adequate protection in the form of additional or replacement collateral, the Revolving Credit Collateral Agent and the Revolving Credit Claimholders may seek or request adequate protection in the form of Lien on such additional or replacement collateral; it being understood and agreed that (1) if such additional or replacement collateral shall also constitute ABL Priority Collateral, the Lien on such additional or replacement collateral that constitutes ABL Priority Collateral in favor of or providing adequate protection for the Term Loan Collateral Agents shall be subordinate to the Lien on such ABL Priority Collateral in favor of and providing adequate protection for the Revolving Credit Collateral Agent and (2) if such additional or replacement collateral shall also constitute Term Loan Priority Collateral, the Lien on such additional or replacement collateral that constitutes Term Loan Priority Collateral in favor of or providing adequate protection for the Term Loan Collateral Agents shall be senior to the Lien on such Term Loan Priority Collateral in favor of or providing adequate protection for the Revolving Credit Collateral Agent, in each case with respect to the foregoing clauses (1) and (2), to the extent required by this Agreement.
(c)    Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:
(1)    if the Revolving Credit Claimholders (or any subset thereof) are granted adequate protection with respect to the ABL Priority Collateral in the form of additional or replacement collateral of the Credit Parties (even if such collateral is not of a type which would otherwise have constituted ABL Priority Collateral) in connection with any Cash Collateral use or DIP Financing or Term Loan DIP Financing, then the Controlling Term Loan Collateral Agent, on behalf of itself or any of the Term Loan Claimholders, may seek or request adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional or replacement collateral, which Lien on any assets that constitute ABL Priority Collateral will be subordinated to the Liens securing or providing adequate protection for the Revolving Credit Obligations on the same basis as the other Liens of the Term Loan Collateral Agents on ABL Priority Collateral;
(2)    if the Term Loan Claimholders (or any subset thereof) are granted adequate protection with respect to the Term Loan Priority Collateral in the form of additional or replacement collateral of the Credit Parties (even if such collateral is not of a type which would otherwise have constituted Term Loan Priority Collateral) in connection with any Cash Collateral use or DIP Financing or Term Loan DIP Financing, then the Revolving Credit Collateral Agent, on behalf of itself or any of the Revolving Credit Claimholders, may seek or request adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional or replacement collateral, which Lien on any assets that constitute Term Loan Priority Collateral will be subordinated to the Liens securing or providing adequate protection for the Term Loan Obligations on the same basis as the other Liens of the Revolving Credit Collateral Agent on Term Loan Priority Collateral;
(3)    in the event the Revolving Credit Collateral Agent, on behalf of itself or any of the Revolving Credit Claimholders, seeks or requests adequate protection in respect of ABL Priority Collateral and such adequate protection is granted in the form of additional or replacement collateral of the Credit Parties (even if such collateral is not of a type which would otherwise have constituted ABL Priority Collateral), then the Revolving Credit Collateral Agent, on behalf of itself and any of the Revolving Credit Claimholders, agrees that the Term Loan Collateral Agents may also be granted a Lien on the same additional or replacement collateral as adequate protection for the Term Loan Obligations and for any Cash Collateral use or DIP Financing or Term Loan DIP Financing provided by the Term Loan Claimholders, and each Term Loan Collateral Agent, on behalf of itself and any of the applicable Term Loan Claimholders, agrees that any Lien on such additional or replacement collateral that constitutes ABL Priority Collateral securing or providing adequate protection for the Term Loan Obligations shall be subordinated to the Liens on such collateral securing or providing adequate protection for the Revolving Credit Obligations in connection with any such use of Cash Collateral or any such DIP Financing or Term Loan DIP Financing provided by the Term Loan Claimholders (and all Obligations relating thereto), all on the same basis as the other Liens of the Term Loan Collateral Agents on ABL Priority Collateral; and
(4)    in the event any Term Loan Collateral Agent, on behalf of itself or any of the Term Loan Claimholders, seeks or requests adequate protection in respect of Term Loan Priority Collateral and such adequate protection is granted in the form of additional or replacement collateral of the Credit Parties (even if such collateral is not of a type which would otherwise have constituted Term Loan Priority Collateral), then each Term Loan Collateral Agent, on behalf of itself and any of the Term Loan Claimholders, agrees that the Revolving Credit Collateral Agent may also be granted a Lien on the same additional or replacement collateral as adequate protection for the Revolving Credit Obligations and for any Cash Collateral use or DIP Financing or Term Loan DIP Financing provided by the Revolving Credit Claimholders, and the Revolving Credit Collateral Agent, on behalf of itself and any of the Revolving Credit Claimholders, agrees that any Lien on such additional or replacement collateral that constitutes Term Loan Priority Collateral securing or providing adequate protection for the Revolving Credit Obligations shall be subordinated to the Liens on such collateral securing or providing adequate protection for the Term Loan Obligations in connection with any such use of cash Collateral or any such DIP Financing or Term Loan DIP Financing provided by the Revolving Credit Claimholders (and all Obligations relating thereto), all on the same basis as the other Liens of the Revolving Credit Collateral Agent on Term Loan Priority Collateral.
(d)    Except as otherwise expressly set forth in this Section 6 or in connection with the exercise of remedies with respect to (i) the ABL Priority Collateral, nothing herein shall limit the rights of the Term Loan Collateral Agents or the Term Loan Claimholders from seeking adequate protection with respect to their rights in the Term Loan Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments, administrative claims or otherwise (other than from the proceeds of ABL Priority Collateral)) or (ii) the Term Loan Priority Collateral, nothing herein shall limit the rights of the Revolving Credit Collateral Agent or the Revolving

Credit Claimholders from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments, administrative claims or otherwise (other than from the proceeds of Term Loan Priority Collateral)).
6.4.    Avoidance Issues. If any Revolving Credit Claimholder or Term Loan Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the applicable Grantor any amount paid in respect of Revolving Credit Obligations or the Term Loan Obligations, as the case may be (a “Recovery”), then such Revolving Credit Claimholders or Term Loan Claimholders shall be entitled to a reinstatement of Revolving Credit Obligations or the Term Loan Obligations, as the case may be, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
6.5.    Post-Petition Interest.
(a)    No Term Loan Collateral Agent nor any Term Loan Claimholder shall oppose or seek to challenge any claim by the Revolving Credit Collateral Agent or any Revolving Credit Claimholder for allowance in any Insolvency or Liquidation Proceeding of Revolving Credit Obligations consisting of Post-Petition Interest, to the extent of the value of the Lien securing any Revolving Credit Claimholder’s claim, without regard to the existence of the Lien of the Term Loan Collateral Agent on behalf of the Term Loan Claimholders on the Collateral.
(b)    Neither the Revolving Credit Collateral Agent nor any other Revolving Credit Claimholder shall oppose or seek to challenge any claim by any Term Loan Collateral Agent or any Term Loan Claimholder for allowance in any Insolvency or Liquidation Proceeding of Term Loan Obligations consisting of Post-Petition Interest, to the extent of the value of the Lien securing any Term Loan Claimholder’s claim, without regard to the existence of the Lien of the Revolving Credit Collateral Agent on behalf of the Revolving Credit Claimholders on the Collateral.
6.6.    Waivers - 506(c) and 1111(b)(2) Issues.
(a)    Each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, waives any claim it may hereafter have against any Revolving Credit Claimholder arising out of the election of any Revolving Credit Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or out of any grant of a security interest in connection with the ABL Priority Collateral in any Insolvency or Liquidation Proceeding.
(b)    The Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, waives any claim it may hereafter have against any Term Loan Claimholder arising out of the election of any Term Loan Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or out of any grant of a security interest in connection with the Term Loan Priority Collateral in any Insolvency or Liquidation Proceeding.
(c)    Until the Discharge of the Revolving Credit Obligations has occurred, each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens on ABL Priority Collateral securing the Revolving Credit Obligations for costs or expenses of preserving or disposing of any Collateral. Until the Discharge of the Term Loan Obligations has occurred, the Revolving Credit Collateral Agent, for itself and on behalf of the other Revolving Credit Claimholders, will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens on Term Loan Priority Collateral securing the Term Loan Obligations for costs or expenses of preserving or disposing of any Collateral.
6.7.    Separate Grants of Security and Separate Classification.
(a)    Each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, and the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, acknowledges and agrees that the grants of Liens pursuant to the Revolving Credit Collateral Documents and the Term Loan Collateral Documents constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the Term Loan Obligations are fundamentally different from the Revolving Credit Obligations and must be separately classified in any plan of reorganization or other dispositive restructuring plan proposed, confirmed, or adopted in an Insolvency or Liquidation Proceeding. In furtherance of the foregoing, the Term Loan Collateral Agent, each for itself and on behalf of the applicable Term Loan Claimholders, and the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, each agrees that the Term Loan Claimholders and the Revolving Credit Claimholders will vote as separate classes in connection with any plan of reorganization or other dispositive restructuring plan in any Insolvency or Liquidation Proceeding and that no Collateral Agent nor any Claimholder will seek to vote with the other as a single class in connection with any plan of reorganization or other dispositive restructuring plan in any Insolvency or Liquidation Proceeding.
(b)    To further effectuate the intent of the parties as provided in this Section 6.7, if it is held that the claims of the Term Loan Claimholders and the Revolving Credit Claimholders in respect of the Term Loan Facility Collateral constitute only one secured claim (rather than separate classes of secured claims subject to the relative Lien priorities set forth herein with respect to such Term Loan Facility Collateral), then each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders and the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Term Loan Facility Collateral (with the effect being that, to the extent that the aggregate value of the Term Loan Priority Collateral is sufficient (for this purpose ignoring all claims held by the Revolving Credit Claimholders), the Term Loan Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees, expenses and other claims, all amounts owing in respect of Post-Petition Interest, including any additional interest payable pursuant to the Term Loan Documents, arising from or related to a default, whether or not a claim therefor is allowed or allowable in any Insolvency or Liquidation Proceeding) before any distribution is made from the Term Loan Priority Collateral in respect of the claims held by the Revolving Credit Claimholders, with the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledging and agreeing to turn over to the Controlling Term Loan Collateral Agent, for itself and on behalf of the Non-Controlling Term Loan Collateral Agent and the Term Loan Claimholders, amounts otherwise received or receivable by them from the Term Loan Priority Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Revolving Credit Claimholders.
(c)    To further effectuate the intent of the parties as provided in this Section 6.7, if it is held that the claims of the Term Loan Claimholders and the Revolving Credit Claimholders in respect of the Revolving Credit Collateral constitute only one secured claim (rather than separate classes of secured claims subject to the relative Lien priorities set forth herein with respect to such Revolving Credit Collateral), then each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders and the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Revolving Credit Collateral (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral is sufficient (for this purpose ignoring all claims held by the Term Loan Claimholders), the Revolving Credit Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees, expenses and other claims, all amounts owing in respect of Post-Petition Interest, including any additional interest payable pursuant to the Revolving Credit Agreement, arising from or related to a default, whether or not a claim therefor is allowed or allowable in any Insolvency or Liquidation Proceeding) before any distribution is made from the ABL Priority Collateral in respect of the claims held by the Term Loan Claimholders, with each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, hereby acknowledging and agreeing to turn over to the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, amounts otherwise received or receivable by them from the ABL Priority Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Term Loan Claimholders.
(d)    Each Term Loan Collateral Agent, for itself and on behalf of the applicable Term Loan Claimholders, and the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, acknowledges and agrees that no Revolving Credit Claimholder nor any Term Loan Claimholder (whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote for, or otherwise support directly or indirectly any plan of reorganization or similar dispositive restructuring plan that is inconsistent with the priorities or other provisions of this Agreement.
(e)    If, in any Insolvency or Liquidation Proceeding involving a Grantor, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed or reinstated (in whole or in part) pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of the Revolving Credit Obligations and on account of the Term Loan Obligations, then, to the extent the debt obligations distributed on account of the Revolving Credit Obligations and on account of the Term Loan Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
6.8.    Enforceability and Continuing Priority. This Agreement shall be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding and all converted or succeeding cases in respect thereof. The relative rights of Claimholders in or to any distributions from or in respect of any Collateral or Proceeds of Collateral shall continue after the commencement of any Insolvency or Liquidation Proceeding. Accordingly, the provisions of this Agreement (including, without limitation, Section 2.1 hereof) are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.
6.9.    Sales. Subject to Sections 3.1(c)(5) and 3.2(c)(5), each Collateral Agent agrees that it will consent, and will not object or oppose, or support any party in opposing, a motion to dispose of any Priority Collateral of the other party free and clear of any Liens or other claims under Section 363 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law if the requisite Revolving Credit Claimholders under the Revolving Credit Agreement or Term Loan Claimholders under the applicable Term Loan Documents, as the case may be, have consented to such disposition of their respective Priority Collateral, such motion does not impair, subject to the priorities set forth in this Agreement, the rights of such party under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (so long as the right of any Term Loan Claimholder to offset its claim against the purchase price for any ABL Priority Collateral exists only after the Revolving Credit Obligations have been paid in full in cash, and so long as the right of any Revolving Credit Claimholder to offset its claim against the purchase price for any Term Loan Priority Collateral exists only after the Term Loan Obligations have been paid in full in cash), and the terms of any proposed order approving such transaction provide for the respective Liens to attach to the proceeds of the Priority Collateral that is the subject of such disposition, subject to the Lien priorities in Section 2.1 and the other terms and conditions of this Agreement. Each Term Loan Collateral Agent and the Revolving Credit Collateral Agent further agrees that it will not oppose, or support any party in opposing, the right of the other party to credit bid under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to its respective Priority Collateral, subject to the provision of the immediately preceding sentence with respect to the Priority Collateral or the other party.

SECTION 7.	Reliance; Waivers, Etc.
7.1.    Reliance. Other than any reliance on the terms of this Agreement, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under its Revolving Credit Documents, acknowledges that it and such Revolving Credit Claimholders have, independently and without reliance on any Term Loan Collateral Agent or any Term Loan Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such Revolving Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Revolving Credit Agreement or this Agreement. Other than any reliance on the terms of this Agreement, each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, acknowledges that it and the Term Loan Claimholders have, independently and without reliance on the Revolving Credit Collateral Agent or any Revolving Credit Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Term Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Term Loan Documents or this Agreement.
7.2.    No Warranties or Liability. The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under the Revolving Credit Documents, acknowledges and agrees that no Term Loan Collateral Agent nor any Term Loan Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Term Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Term Loan Collateral Agents and the Term Loan Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Term Loan Documents in accordance with law and the Term Loan Documents, as they may, in their sole discretion, deem appropriate. Each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, acknowledges and agrees that neither the Revolving Credit Collateral Agent nor any Revolving Credit Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Revolving Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Revolving Credit Collateral Agent and the Revolving Credit Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective Revolving Credit Documents in accordance with law and the Revolving Credit Documents, as they may, in their sole discretion, deem appropriate. No Term Loan Collateral Agent nor any Term Loan Claimholders shall have any duty to the Revolving Credit Collateral Agent or any of the Revolving Credit Claimholders, and the Revolving Credit

Collateral Agent and the Revolving Credit Claimholders shall have no duty to any Term Loan Collateral Agent or any of the Term Loan Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the Revolving Credit Documents and the Term Loan Documents), regardless of any knowledge thereof which they may have or be charged with.
7.3.    No Waiver of Lien Priorities.
(a)    No right of the Collateral Agents, the Revolving Credit Claimholders or the Term Loan Claimholders to enforce any provision of this Agreement or any Revolving Credit Document or Term Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by such Collateral Agents, Revolving Credit Claimholders or Term Loan Claimholders or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Revolving Credit Documents or any of the Term Loan Documents, regardless of any knowledge thereof which the Collateral Agents or the Revolving Credit Claimholders or Term Loan Claimholders, or any of them, may have or be otherwise charged with.
(b)    Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the Revolving Credit Documents and Term Loan Documents and subject to the provisions of Sections 2.3, 2.4 and 5.3), the Collateral Agents, the Revolving Credit Claimholders and the Term Loan Claimholders may, at any time and from time to time in accordance with the Revolving Credit Documents and Term Loan Documents and/or applicable law, without the consent of, or notice to, the other Collateral Agent or the Revolving Credit Claimholders or the Term Loan Claimholders (as the case may be), without incurring any liabilities to such Persons and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:
(1)    change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Obligations or any Lien or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Collateral Agents or any rights or remedies under any of the Revolving Credit Documents or the Term Loan Documents;
(2)    sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (except to the extent provided in this Agreement) or any liability of any Grantor or any liability incurred directly or indirectly in respect thereof;
(3)    settle or compromise any Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and
(4)    exercise or delay in or refrain from exercising any right or remedy against any security or any Grantor or any other Person, elect any remedy and otherwise deal freely with any Grantor.

(c)    Except as otherwise provided herein, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, also agrees that the Term Loan Claimholders and the Term Loan Collateral Agents shall have no liability to the Revolving Credit Collateral Agent or any Revolving Credit Claimholders, and the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, hereby waives any claim against any Term Loan Claimholder or any Term Loan Collateral Agent, arising out of any and all actions which the Term Loan Claimholders or any Term Loan Collateral Agent may take or permit or omit to take with respect to:
(1)    the Term Loan Documents;
(2)    the collection of the Term Loan Obligations; or
(3)    the foreclosure upon, or sale, liquidation or other disposition of, any Term Loan Priority Collateral.
The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that the Term Loan Claimholders and the Term Loan Collateral Agents have no duty to them in respect of the maintenance or preservation of the Term Loan Priority Collateral, the Term Loan Obligations or otherwise.
(d)    Except as otherwise provided herein, each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, also agrees that the Revolving Credit Claimholders and the Revolving Credit Collateral Agent shall have no liability to the Term Loan Collateral Agents or any Term Loan Claimholders, and each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, hereby waives any claim against any Revolving Credit Claimholder or the Revolving Credit Collateral Agent, arising out of any and all actions which the Revolving Credit Claimholders or the Revolving Credit Collateral Agent may take or permit or omit to take with respect to:
(1)    the Revolving Credit Documents;
(2)    the collection of the Revolving Credit Obligations; or
(3)    the foreclosure upon, or sale, liquidation or other disposition of, any ABL Priority Collateral.
Each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, agrees that the Revolving Credit Claimholders and the Revolving Credit Collateral Agent have no duty to them in respect of the maintenance or preservation of the ABL Priority Collateral, the Revolving Credit Obligations or otherwise.
(e)    Until the Discharge of Term Loan Obligations, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Loan Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.
(f)    Until the Discharge of Revolving Credit Obligations, each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.
7.4.    Obligations Unconditional. All rights, interests, agreements and obligations of the Revolving Credit Collateral Agent and the Revolving Credit Claimholders and the Term Loan Collateral Agents and the Term Loan Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any Revolving Credit Documents or any Term Loan Documents;
(b)    except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Revolving Credit Obligations or Term Loan Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Revolving Credit Document or any Term Loan Document;
(c)    except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Revolving Credit Obligations or Term Loan Obligations or any guaranty thereof;
(d)    the commencement of any Insolvency or Liquidation Proceeding in respect of the any Grantor; or
(e)    any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Revolving Credit Collateral Agent, the Revolving Credit Obligations, any Revolving Credit Claimholder, the Term Loan Collateral Agent, the Term Loan Obligations or any Term Loan Claimholder in respect of this Agreement.

SECTION 8.	Miscellaneous.
8.1.    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Revolving Credit Document or any Term Loan Document, the provisions of this Agreement shall govern and control.
8.2.    Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the Revolving Credit Claimholders and Term Loan Claimholders may continue, at any time and without notice to any Collateral Agent, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor in reliance hereon. Each of the Collateral Agents, on behalf of itself and the Revolving Credit Claimholders or the Term Loan Claimholders, as the case may be, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Consistent with, but not in limitation of, the preceding sentence, each Collateral Agent, on behalf of the applicable Claimholders, irrevocably acknowledges that this Agreement constitutes a “subordination agreement” within the meaning of both New York law and Section 510(a) of the Bankruptcy Code. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:
(a)    with respect to the Revolving Credit Collateral Agent, the Revolving Credit Claimholders and the Revolving Credit Obligations, on the date of the Discharge of Revolving Credit Obligations, subject to the rights of the Revolving Credit Claimholders under Section 6.4; and
(b)    with respect to the Term Loan Collateral Agents, the Term Loan Claimholders and the Term Loan Obligations, on the date of the Discharge of Term Loan Obligations, subject to the rights of the Term Loan Claimholders under Section 6.4.
8.3.    Amendments; Waivers; Additional Grantors. No amendment, modification or waiver of any of the provisions of this Agreement by any Term Loan Collateral Agent or the Revolving Credit Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, (a) no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except any amendment, modification or waiver (i) that restricts or otherwise limits the amount of Revolving Credit Obligations or Term Loan Obligations that may be incurred by such Grantor under any Credit Documents, (ii) to any provision (including, for purposes of such Sections, any amendment or other modification to any defined term used therein to the extent such amendment would have an adverse effect on the rights of such Grantor under such Sections) of Section 5.1, 5.2, 5.3, 5.4, 5.5, 5.7, 6.1 or 8.15 (such Sections, together with this Section 8.3, the “Grantor Beneficiary Provisions”), (iii) to the extent that such amendment, modification or waiver (x) adversely affects or impairs its rights hereunder, under the Term Loan Documents or under the Revolving Credit Documents, or (y) imposes any additional obligation, liability or direct restriction upon it or any of its respective subsidiaries or properties and (b) each additional Grantor shall sign an acknowledgement to this Agreement whereupon each such Person will be bound by the terms hereof to the same extent as if it had executed this Agreement as of the date hereof.
8.4.    Information Concerning Financial Condition of the Grantors and their Subsidiaries. The Revolving Credit Collateral Agent and the Revolving Credit Claimholders, on the one hand, and the Term Loan Collateral Agents and the Term Loan Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the Revolving Credit Obligations or the Term Loan Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Revolving Credit Obligations or the Term Loan Obligations. Neither the Revolving Credit Collateral Agent and the Revolving Credit Claimholders, on the one hand, nor the Term Loan Collateral Agents and the Term Loan Claimholders, on the other hand, shall have any duty to advise the other of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that either the Revolving Credit Collateral Agent or any of the Revolving Credit Claimholders, on the one hand, or any Term Loan Collateral Agent and the Term Loan Claimholders, on the other hand, undertakes at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation:
(a)    to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b)    to provide any additional information or to provide any such information on any subsequent occasion;
(c)    to undertake any investigation; or
(d)    to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
8.5.    Subrogation.
(a)    With respect to the value of any payments or distributions in cash, property or other assets that any of the Term Loan Claimholders or any Term Loan Collateral Agent pays over to the Revolving Credit Collateral Agent or the Revolving Credit Claimholders under the terms of this Agreement, the Term Loan Claimholders and Term Loan Collateral Agents shall be subrogated to the rights of the Revolving Credit Collateral Agent and the Revolving Credit Claimholders; provided, however, that, each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Revolving Credit Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by any Term Loan Collateral Agent or the Term Loan Claimholders that are paid over to the Revolving Credit Collateral Agent or the Revolving Credit Claimholders pursuant to this Agreement shall not reduce any of the Term Loan Obligations.
(b)    With respect to the value of any payments or distributions in cash, property or other assets that any of the Revolving Credit Claimholders or the Revolving Credit Collateral Agent pays over to any Term Loan Collateral Agent or the Term Loan Claimholders under the terms of this Agreement, the Revolving Credit Claimholders and the Revolving Credit Collateral Agent shall be subrogated to the rights of the Term Loan Collateral Agents and the Term Loan Claimholders; provided, however, that, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Term Loan Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Revolving Credit Collateral Agent or the Revolving Credit Claimholders that are paid over to the Term Loan Collateral Agents or the Term Loan Claimholders pursuant to this Agreement shall not reduce any of the Revolving Credit Obligations.
8.6.    SUBMISSION TO JURISDICTION, WAIVERS.
(a)    ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:
(1)    ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;
(2)    WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(3)    AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.7; AND
(4)    AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.
(b)    EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.6(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(c)    EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER REVOLVING CREDIT DOCUMENT OR FIXED ASSET DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.
8.7.    Notices. All notices to the Term Loan Claimholders and the Revolving Credit Claimholders permitted or required under this Agreement shall also be sent to the Term Loan Collateral Agents and the Revolving Credit Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on Exhibit B hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.8.    Further Assurances. The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under the Revolving Credit Documents, and each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders under the Term Loan Documents, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Borrower, Revolving Credit Collateral Agent or any Term Loan Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.
8.9.    APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
8.10.    Binding on Successors and Assigns. This Agreement shall be binding upon the Revolving Credit Collateral Agent, the Revolving Credit Claimholders, the Term Loan Collateral Agents, Term Loan Claimholders, the Grantors and their respective successors and assigns.
8.11.    Specific Performance. Each of the Revolving Credit Collateral Agent and each Term Loan Collateral Agent may demand specific performance of this Agreement. The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, and each Term Loan Collateral Agent, on behalf of itself and the applicable Term Loan Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Revolving Credit Collateral Agent or the Revolving Credit Claimholders or any Term Loan Collateral Agent or the Term Loan Claimholders, as the case may be.
8.12.    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
8.13.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
8.14.    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
8.15.    No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Collateral Agents, the Revolving Credit Claimholders and the Term Loan Claimholders and, with respect to the Grantor Beneficiary Provisions, the Borrowers and the other Grantors. Nothing in this Agreement shall impair, as between the Grantors and the Revolving Credit Collateral Agent and the Revolving Credit Claimholders, or as between the Grantors and the Term Loan Collateral Agents and the Term Loan Claimholders, the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the Revolving Credit Documents and the Term Loan Documents, respectively.

8.16.    Provisions to Define Relative Rights. The provisions of this Agreement are and are intended for the purpose of defining the relative rights of the Revolving Credit Collateral Agent and the Revolving Credit Claimholders on the one hand and the Term Loan Collateral Agents and the Term Loan Claimholders on the other hand. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Revolving Credit Obligations and the Term Loan Obligations as and when the same shall become due and payable in accordance with their terms.

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.
Initial Term Loan Collateral Agent
BANK OF AMERICA, N.A.,
as Initial Term Loan Collateral Agent

By:
Name:

Title:

Revolving Credit Agent
BANK OF AMERICA, N.A., as Revolving Credit Agent
By:
Name:
Title:

Acknowledged and Agreed to by:
Grantors
KEMET CORPORATION

By:
Name:
Title:

KEMET ELECTRONICS CORPORATION

By:
Name:
Title:

KEMET ELECTRONICS MARKETING (S) PTE LTD.

By:
Name:
Title:

KEMET FOIL MANUFACTURING, LLC

By:
Name:
Title:

KEMET BLUE POWDER CORPORATION

By:
Name:
Title:

THE FOREST ELECTRIC COMPANY

By:
Name:
Title:

KEMET SERVICES CORPORATION

By:
Name:
Title:

KRC TRADE CORPORATION

By:
Name:
Title:

Exhibit A
[FORM OF] JOINDER AGREEMENT NO. [  ] dated as of [     ], 20[ ] to the INTERCREDITOR AGREEMENT dated as of April 28, 2017 (the “Intercreditor Agreement”), among KEMET Corporation, a Delaware corporation (“Parent”), KEMET Electronics Corporation, a Delaware corporation (“KEC” and, together with Parent, collectively, the “Lead Borrowers”), certain subsidiaries of the Lead Borrowers that are Grantors, the Revolving Credit Agent (as defined therein), under the Revolving Credit Agreement referred to therein, and the Initial Term Loan Administrative Agent and Initial Term Loan Collateral Agent (each as defined therein), under the Initial Term Loan Facility Agreement referred to therein, and the Additional Term Loan Collateral Agents (as defined therein) from time to time a party thereto.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B.    [As a condition to the ability of the Borrowers or any other Grantor to incur Additional Term Loan Debt after the date of the Intercreditor Agreement and to secure such Additional Term Loan Debt with the Lien and to have such Additional Term Loan Debt guaranteed by the Grantors, in each case under and pursuant to the Term Loan Collateral Documents, the collateral agent in respect of such Additional Term Loan Debt is required to become an Additional Term Loan Collateral Agent under, and such Additional Term Loan Debt and the Additional Term Loan Claimholders in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 5.7 of the Intercreditor Agreement provides that such collateral agent may become a Term Loan Collateral Agent under, and such Additional Term Loan Debt and such Additional Term Loan Claimholders may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the New Additional Term Loan Collateral Agent (as defined below) of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.7 of the Intercreditor Agreement. The undersigned collateral agent (the “New Additional Term Loan Collateral Agent”) is executing this Joinder Agreement in accordance with the requirements of the applicable Secured Revolver/Term Loan Documents.]
[As a condition to the ability of the Borrowers or any other Grantor to incur Refinanced Obligations after the date of the Intercreditor Agreement and to continue such Refinanced Obligations as [Revolving Credit Obligations][Term Loan Obligations] with the Lien priority provided therefor in the Intercreditor Agreement, the collateral agent in respect of such Refinanced Obligations is required to become a party to the Intercreditor Agreement as a New Agent in respect thereof, and are required to become subject to and bound by, the Intercreditor Agreement in accordance with Section 5.5, which provides that a New Agent may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the [New Revolving Credit Collateral Agent][New Term Loan Collateral Agent] (as defined below) of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.7 of the Intercreditor Agreement. The undersigned collateral agent (the “New [Term Loan][Revolving Credit] Collateral Agent”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement.]
Accordingly, the [New Term Loan Collateral Agent][New Revolving Credit Collateral Agent][New Term Loan Collateral Agent] agree as follows:
SECTION 1. In accordance with Section 5.7 of the Intercreditor Agreement, the [New Additional Term Loan Collateral Agent][Revolving Credit Collateral Agent][New Term Loan Collateral Agent] by its signature below becomes [the Revolving Credit Collateral Agent][a Term Loan Collateral Agent] under, and the related [Additional Term Loan Debt][Refinanced Obligations] and related

Claimholders become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the [New Additional Term Loan Collateral Agent][New Revolving Credit Collateral Agent][New Term Loan Collateral Agent] had originally been named therein as a [Revolving Credit Collateral Agent][Term Loan Collateral Agent], and the [New Additional Term Loan Collateral Agent][New Revolving Credit Collateral Agent][New Term Loan Collateral Agent], on behalf of itself and its Claimholders, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as [the Revolving Credit Collateral Agent][a Term Loan Collateral Agent] and to the Claimholders that it represents. Each reference to a [“Term Loan Collateral Agent” or “Additional Term Loan Collateral Agent”][“Revolving Credit Collateral Agent”] in the Intercreditor Agreement shall be deemed to include the [New Additional Term Loan Collateral Agent][New Revolving Credit Collateral Agent][New Term Loan Collateral Agent]. The Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2. The [New Additional Term Loan Collateral Agent][New Revolving Credit Collateral Agent][New Term Loan Collateral Agent] represents and warrants to the existing Revolving Credit Collateral Agent, existing Term Loan Collateral Agents and the other Claimholders that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee] under [describe new fixed asset/refinanced facility], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, (iii) the Credit Documents relating to such [Additional Term Loan Debt][Refinanced Obligations] provide that, upon the [New Additional Term Loan Collateral Agent][New Revolving Credit Collateral Agent][New Term Loan Collateral Agent]’s entry into this Joinder Agreement, the Claimholders in respect of such [Additional Term Loan Debt][Refinanced Obligations] will [continue to] be subject to and bound by the provisions of the Intercreditor Agreement as [Term Loan Claimholders][Revolving Credit Claimholders] and (iv) the applicable Claimholders and the Collateral with respect to such [Additional Term Loan Debt][Refinanced Obligations] have agreed to be bound by the terms and conditions of the Intercreditor Agreement.
SECTION 3. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when the existing Revolving Credit Collateral Agent and the existing Controlling Term Loan Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signature of the [New Additional Term Loan Collateral Agent][New Revolving Credit Collateral Agent][New Term Loan Collateral Agent]. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.
SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
SECTION 5. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.7 of the Intercreditor Agreement. All communications and notices hereunder to the [New Additional Term Loan Collateral Agent][New Revolving Credit Collateral Agent][New Term Loan Collateral Agent] shall be given to it at the address set forth below its signature hereto.
SECTION 8. The Borrowers agree to reimburse the Revolving Credit Collateral Agent and the Controlling Term Loan Collateral Agent for their respective reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Revolving Credit Collateral Agent and the Controlling Term Loan Collateral Agent.
[Signature pages follow]

IN WITNESS WHEREOF, the [New Additional Term Loan Collateral Agent][New Revolving Credit Collateral Agent][New Term Loan Collateral Agent] has duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW [Additional Term Loan][    fixed asset][revolving CREDIT] Collateral Agent as [ ] for the holders of [                                  ]

By: ____________________________________
Name:
Title:
Address for notices:

Attention of:
Telecopy:

Acknowledged by:

KEMET CORPORATION
By:
Name:
Title:

KEMET ELECTRONICS CORPORATION
By:
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO

By: ____________________________________
Name:
Title:

[BANK OF AMERICA, N.A.,]
as Revolving Credit Collateral Agent

By:
Name:
Title:

[BANK OF AMERICA, N.A. ],
as Controlling Term Loan Collateral Agent

By: ____________________________________
Name:
Title:

Schedule I to the
Joinder Agreement to the
Intercreditor Agreement

Grantors

1.	[ ]

Exhibit B
Notice Addresses
Initial Term Loan Collateral Agent:
Bank of America, N.A.
Agency Management
One Independence Center
Mail Code: NC1-001-05-45
Charlotte, NC 28255-0001
Attention: Richard Pusateri
Telephone: 980-683-0902
Electronic Mail: ricky.pasateri@baml.com

Revolving Credit Agent:
Bank of America, N.A.
300 Galleria Parkway, Suite 800
Atlanta, GA 30339
Attention:     Andrew A. Doherty
Telephone:     404.607.3219
Telecopier:     312.453.4665
Electronic Mail: andrew.doherty@baml.com

Grantors:
c/o KEMET Corporation
2835 Kemet Way
Simpsonville, SC 29681
Attention: Legal Department
Telecopier No.: 866.552.2817